PROSPECTUS
May 1, 2023
For Certificates effective on or after 9/1/2022

AICPA 2022 Group Variable Universal Life for Members
A FLEXIBLE PREMIUM GROUP VARIABLE UNIVERSAL LIFE CONTRACT ISSUED BY:
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2
751 BROAD STREET
NEWARK, NEW JERSEY 07102
TELEPHONE: (800) 562-9874

The AICPA 2022 Group Variable Universal Life for Members Certificate is offered under contract series 89759, subject to state availability. A state and/or other code may follow the form number. Your Contract's form number is located in the lower left-hand corner of each page of your Certificate.
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This prospectus describes a flexible premium variable universal life insurance contract, the Group Variable Universal Life Contract offered by The Prudential Insurance Company of America, a stock life insurance company, to the Eligible Group Members of the
AICPA and/or a State Society of CPAs. This prospectus does not take into account the investment objectives or financial situation of any client or prospective clients. The information is not intended as investment advice and is not a recommendation about managing or investing finances in a variable insurance product.  Clients seeking information regarding their particular investment needs should contact a financial professional.

Please read this prospectus before purchasing a Group Variable Universal Life Certificate and keep it for future reference. Capitalized terms used in this prospectus are defined where first used or in the GLOSSARY: Definitions Of Special Terms Used In This Prospectus.

You (the "Participant") may choose to invest your Certificate's contributions and its earnings in one of several Variable Investment Options of the Prudential Variable Contract Account GI-2 (the “Account”). The Account offers a wide variety of Variable Investment Options from the firms listed below. A complete list of the available Funds can be found in APPENDIX A.

Advanced Series Trust	Lazard Retirement Series, Inc.	Prudential Series Fund
Franklin Templeton Variable Insurance Products Trust	Neuberger Berman Advisers Management Trust
JPMorgan Insurance Trust	PIMCO Variable Insurance Trust
You may also choose to invest your Certificate’s contributions and its earnings in the Fixed Account, which pays a guaranteed interest rate.

If you are a new investor in the Certificate, you may cancel your Certificate within 30 days of receiving it without paying fees or penalties. In some states this cancellation period may be longer. You should review this prospectus and the prospectus supplement, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
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In compliance with US law, Prudential delivers this prospectus to Participants that currently reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current Participants while outside of the United States.

Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s (“SEC”) staff and is available at www.Investor.gov.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined that the Group Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

A Group Variable Universal Life Insurance contract is issued by Prudential to a trust, or the group that sponsors the Group Variable Universal Life Insurance program. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money. An investment in Group Variable Universal Life is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

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TABLE OF CONTENTS OF THE FUND PROSPECTUSES

Advanced Series Trust:
AST Cohen & Steers Realty Portfolio	Appendix 1

Franklin Templeton Variable Insurance Products Trust:
Templeton Global Bond VIP Fund	Appendix 2

Lazard Retirement Series, Inc.:
Lazard Retirement Emerging Markets Equity Portfolio	Appendix 3
Lazard Retirement International Equity Portfolio	Appendix 4
Lazard Retirement US Small-Mid Cap Equity Portfolio	Appendix 5

Lincoln Variable Insurance Products Trust:
LVIP JPMorgan Small Cap Core Fund	Appendix 6

Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Sustainable Equity Portfolio	Appendix 7

PIMCO Variable Insurance Trust:
PIMCO All Asset Portfolio	Appendix 8
PIMCO Total Return Portfolio	Appendix 9

Prudential Series Fund:
PSF PGIM Government Money Market Portfolio	Appendix 10
PSF Stock Index Portfolio	Appendix 11
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KEY INFORMATION

Important Information You Should Consider About the Contract.

FEES AND EXPENSES
Charges For Early Withdrawals	We do not deduct a surrender charge for early withdrawals. For more information on withdrawals, please refer to the Withdrawals subsection of this prospectus.
Transaction Charges
You may be charged for transactions. Such charges include sales charges on premiums paid under the Certificate, administrative charges (to cover local, state and federal taxes), transfer fees, withdrawal fees, and fees for decreases in the Basic Insurance Amount. For more information on transaction charges, please refer to the FEE TABLE and CHARGES AND EXPENSES sections of this prospectus.

Ongoing Fees And Expenses
In addition to transaction charges, an investment in the Certificate is subject to certain ongoing fees and expenses, including such fees and expenses as those covering the cost of insurance under the Certificate and the cost of optional benefits available under the Certificate. Such fees and expenses are set based on either a fixed rate or the characteristics of the insured (e.g., age, gender, and rating classification). Investors should view the data pages of their Certificate for applicable rates.
Participants will also bear expenses associated with the Funds under the Certificate, as shown in the following table:

	Annual Fee	Minimum	Maximum
	Investment options (Fund fees and expenses)	0.29%	1.65%
For more information on ongoing fees and expenses, please refer to the FEE TABLE and CHARGES AND EXPENSES sections of this prospectus, as well as APPENDIX A, which is part of this prospectus.
RISKS
Risk Of Loss	You can lose money by investing in the Certificate. For more information please refer to the SUMMARY OF PRINCIPAL RISKS OF INVESTING IN THE CONTRACT section of this prospectus.
Not a Short-Term Investment
The Certificate is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Certificate is designed to provide benefits on a long-term basis. Consequently, you should not use the Certificate as a short-term investment or savings vehicle. Because of the long-term nature of the Certificate, you should consider whether purchasing the Certificate is consistent with the purpose for which it is being considered. For more information please refer to the SUMMARY OF PRINCIPAL RISKS OF INVESTING IN THE CONTRACT section of this prospectus.

Risks Associated With Investment Options
An investment in the Certificate is subject to the risk of poor investment performance and can vary depending on the performance of the Funds available under the Certificate, each of which has its own unique risks. You should review the Funds’ prospectuses before making an investment decision. Fund prospectuses are available at https://www.prudential.com/employers/group-insurance/gvul-funds/ or by calling 800-562-9874. For more information on the Funds, please refer to the SUMMARY OF PRINCIPAL RISKS OF INVESTING IN THE CONTRACT section and The Funds subsection of this prospectus.

Insurance Company Risks
An investment in the Certificate is subject to the risks related to Prudential. Any obligations (including under the Fixed Rate Account), guarantees, or benefits are subject to the claims-paying ability of Prudential. More information about Prudential, including its financial strength ratings, is available upon request and at www.investor.prudential.com/ratings. For more information please refer to the GENERAL DESCRIPTIONS OF THE PRUDENTIAL INSURANCE COMPANY, THE REGISTRANT, AND THE FUNDS section of this prospectus.

Contract Lapse
In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If the Certificate Fund balance is not enough, Prudential will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay. This payment must be received by the end of the grace period, or the Certificate will no longer have any value.
You may request reinstatement of a lapsed Certificate any time within three years after the end of the grace period upon the completion of certain conditions, including a premium payment that is at least enough, after deduction of any charges that apply, to pay the monthly charges going forward for two months.
For more information please refer to the LAPSE AND REINSTATEMENT section of this prospectus.

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RESTRICTIONS
Investments
You may, up to 20 times each Certificate Year, transfer amounts among investment options. We will accept subsequent transfer requests only if they are in a manner acceptable to us.
Transfers may generally be made by U.S. regular mail, fax, or electronically.
We reserve the right to remove or substitute Funds as investment options.
For more information on investment and transfer restrictions, please refer to the Transfers/Restrictions On Transfers subsection of this prospectus.

Optional Benefits
You may be able to obtain extra benefits, which may require additional charges. These optional insurance benefits are described as "additional insurance benefits" to the Certificate. Additional insurance benefits can generally be added at any time, unless noted otherwise.
Some benefits described in this prospectus may be subject to state variations or may not be available in all states. Please refer to APPENDIX B, which is part of this prospectus, for state availability and a description of all material variations to benefits and features that differ from the description contained in the prospectus.
For more information on optional benefits under the Contract, please refer to the ADDITIONAL INSURANCE BENEFITS AVAILABLE UNDER THE CONTRACT section of this prospectus.

TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received from your Certificate under the Group Contract. Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties. For more information on tax implications relating to Certificate investments, please refer to the TAXES section of this prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation
Investment professionals receive compensation for selling the Group Contract and may have a financial incentive to offer or recommend the Contract over another investment. Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Securities Exchange Act of 1934 and/or entities that are exempt from such registration (“firms”). The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. For more information on investment professional compensation, please refer to the DISTRIBUTION AND COMPENSATION section and the Commissions Paid To Broker-Dealers subsections of this prospectus.

Exchanges
Some investment professionals may have a financial incentive to offer you a policy in place of the one you already own. You should only exchange your policy if you determine after comparing the features, fees, and risks of both policies, that it is preferable to purchase the policy, rather than continue to own your existing policy. For more information on exchanges, please refer to the paragraph titled Replacing Your Life Insurance in the SUMMARY OF PRINCIPAL RISKS OF INVESTING IN THE CONTRACT section of this prospectus.

OVERVIEW OF THE CONTRACT

Brief Description of the Group Variable Universal Life Insurance Contract

This document is a prospectus. It tells you about Group Variable Universal Life Insurance (sometimes referred to as “GVUL”) contracts offered by The Prudential Insurance Company of America (“Prudential,” the “Company,” “we,” “our,” or “us”) for insurance programs that are sponsored by groups. We will refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.

A Group Variable Universal Life Insurance contract is an insurance contract issued by Prudential to a trust, or the group that sponsors the Group Variable Universal Life Insurance program. Often the group that sponsors a program is an employer. Other groups such as membership associations may also sponsor programs. Group Variable Universal Life is a variable insurance product that offers life insurance protection together with investment opportunity through Variable Investment Options and the Fixed Account.

A Group Variable Universal Life Insurance policy is a flexible form of life insurance. It has a Death Benefit and a Certificate Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your Net Premiums. Although the value of your Certificate Fund will increase if there is favorable investment performance in the Variable Investment Options you select, investment returns in the Variable Investment Options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Certificate Fund will decrease. The risk will be different, depending upon which Variable Investment Options you choose. You bear the risk of any decrease. The coverage is designed to be

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flexible to meet your specific life insurance needs. Within certain limits, this type of coverage will provide you with flexibility in determining the amount and timing of your premium payments.

The Group Contract states the terms of the agreement between Prudential and the sponsoring group. It forms the entire agreement between them. Among other things, the Group Contract defines which members of the group are eligible to buy the Group Variable Universal Life Insurance. The Group Contract also says whether or not Eligible Group Members may also buy coverage for their qualified dependents.

We will give a Certificate to each Eligible Group Member or Applicant Owner who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change every day. They change based on the performance of the investment options you selected.

On the date of the Contract Anniversary, if all required premium payments have been paid for the year and the Group Contract remains in force, Prudential will complete an experience calculation for the policy year. If the calculation is favorable and results in any value, Prudential may pay a Premium Refund to the Group Contract Holder. Your portion of the Premium Refund, if any, will be passed on to you in the form of an annual cash refund that ordinarily will be applied as a premium payment. However, you may choose to receive your annual cash refund in cash by notifying Aon Securities LLC in writing. See Premium Refunds.

The Death Benefit

When you buy Group Variable Universal Life Insurance, you will choose a Face Amount of insurance, based on the amounts available for your group. Prudential will pay a Death Benefit to the beneficiary when the Covered Person dies. Generally, the Death Benefit is the Face Amount of insurance plus the value of your Certificate Fund on the date of your death, minus any Certificate Debt and outstanding charges. Because the value of the Certificate Fund will vary daily with the performance of the investment options you select, the amount of the Death Benefit will also vary from day to day. However, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any additional insurance benefit, if the Participant’s insurance is not in default and there is no Certificate Debt. See DEATH BENEFITS.

The Certificate Fund

The Certificate Fund consists of the Net Premiums that we invest in the investment options you select. Prudential will deduct its charges for the insurance from the Certificate Fund. The Certificate Fund value changes daily, reflecting: (i) increases or decreases in the value of the Variable Investment Options you select; (ii) interest credited on any amounts allocated to the Fixed Account; (iii) interest credited on any loan; (iv) the daily charge for mortality and expense risks assessed against the Variable Investment Options; and (v) monthly charges Prudential deducts for the insurance. The Certificate Fund also changes to reflect the receipt of premiums. There is no guaranteed minimum balance for the Certificate Fund.

Premium Payments

You will usually be able to decide when to make premium payments and how much each premium payment will be. You are responsible for making sure that there is enough value in your Certificate Fund (minus Certificate Debt and outstanding charges) to cover each month’s charges. If your Certificate Fund balance is less than the amount needed to pay any month’s charges, then you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period, and if you do not, your coverage will end.

You may choose to make additional premium payments and have those payments directed to the investment options you previously selected. See Additional Premium Payments.

Allocation of Premium Payments and Investment Choices

Before your premiums are allocated to your investment choices, we deduct a charge for taxes attributable to premiums (or premium based administrative charges). This charge is currently 0.00%. The remainder is your Net Premium, which is then invested in the investment options. See CHARGES AND EXPENSES.

You may choose investment options from among the Funds selected by your Group Contract Holder. You choose how to allocate your premium payments among the investment options. You may choose more aggressive Funds or less aggressive Funds, as well as the Fixed Account. What you choose depends on your personal circumstances, your investment objectives and how they may change over time. See The Prudential Variable Contract Account GI-2, and Allocation of Premiums.
If you prefer to reduce the risks that come with investing in the Funds, you can choose to direct some of your premium payments or the amount in your Certificate Fund to the Fixed Account. Prudential guarantees that the part of your Certificate Fund that is

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directed to the Fixed Account will earn interest daily at a rate that Prudential declares periodically. That rate will change from time to time, but it will never be lower than an effective annual rate of 1%. See The Fixed Account.

Transfers among Investment Options

You may transfer amounts from one investment option to another – we do not limit the number of transfers between Variable Investment Options, but we may charge for more than 12 transfers and require written requests if more than 20 transfers are requested in a Certificate Year. See Transfers/Restrictions on Transfers.

Dollar Cost Averaging

Dollar Cost Averaging, or DCA, lets you systematically transfer specified dollar amounts from the Prudential Series Fund Government Money Market Portfolio to the other available investment options available under the Group Contract at monthly intervals. You can request that a designated number of transfers be made under the DCA feature. You may use DCA at any time after your Certificate becomes effective, but to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Prudential Series Fund Government Money Market Portfolio. The main objective of DCA is to reduce the risk of dramatic short-term market fluctuations. Since the same dollar amount is transferred to an available investment option with each transfer, you buy a greater interest in the investment option when the price is low and a lesser interest in the investment option when the price is high. Therefore, you may achieve a lower than average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets. See Dollar Cost Averaging.

Surrenders

You may surrender your insurance and receive its Cash Surrender Value. The Cash Surrender Value is the value of the Certificate Fund at the close of business on the day of the surrender minus any Certificate Debt and any outstanding charges. A surrender may have tax consequences. See Cash Surrender Value and TAXES.

Withdrawals from the Certificate Fund

While your Certificate is in effect, you may withdraw part of the Certificate’s Cash Surrender Value. You must withdraw at least $200 in any withdrawal, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges. There is no limit on the number of withdrawals you can make in a year. However, there is a transaction charge for each withdrawal. A withdrawal may have tax consequences. See Withdrawals the TAXES section.

Cash Surrender Value and Death Benefit

If you ask, Prudential will give you an illustration of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select. The illustration will show your age, risk class, proposed face amount of insurance, and proposed Premium payments. We refer to this as a “personalized illustration”. This is not our prediction of how value will grow. It is a hypothetical example and is just intended to show you how a Certificate works.

Loans

You may borrow money from your Certificate Fund. The Maximum Loan Value, which is the maximum amount you may borrow, is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount. Loan interest charges accrue daily. Depending on the tax status of your Certificate, taking a loan may have tax consequences. There may also be tax consequences if your Certificate lapses or terminates with an outstanding loan. See Loans and TAXES section.

Canceling Your Certificate (“Free Look”)

Generally, you may return your Certificate for a refund within 30 days after you receive it. This 30-day period is known as the “free look” period. Some states require a longer period. You can ask for a refund by mailing or delivering the Certificate to Aon Securities LLC (you may not ask for a refund if your Certificate is a replacement for one previously issued under the Group Contract). If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. (However, if applicable law so requires, you will receive a refund of all premiums paid minus any loans or withdrawals, and plus or minus any change due to investment experience.) This refund amount will be further reduced by applicable federal and state income tax withholding. See Canceling the Certificate ("Free Look").

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FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Certificate. Please refer to your Certificate for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the maximum fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, surrender or make withdrawals from the Certificate, make transfers between investment options, or take a loan.

TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	The maximum is 0% of each premium payment.
Withdrawal Charge	This charge is assessed on a Withdrawal.	Maximum charge - $20 Current charge - The lesser of $10 and 2% of the amount withdrawn.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum charge - $20 per transfer after the twelfth. Current charge - $10 per transfer after the twelfth.
Quarterly Report Reprint Charges	This charge is assessed when a quarterly report is reprinted for a period that ended more than a year ago.	Maximum charge - $15 Current charge - $2.50
1. For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently, the taxes paid for this Certificate are reflected as a deduction in computing Premium Refunds. Prudential reserves the right to deduct a charge directly from premiums.

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The next table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Certificate, not including the Funds’ fees and expenses.

PERIODIC CHARGES OTHER THAN ANNUAL FUND EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Base Contract Charges:
Cost of Insurance[2,3]: Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $28.16 Minimum - $0.03
Charge for a Representative Participant		Representative guaranteed charge - $$0.35[4]
Charge for Administrative Expenses	Monthly	Maximum charge - $4.00 Current charge - $0.00
Account Charge for Variable Investment Options (for Mortality & Expense Risk)	Daily	Maximum - 0.90%[1] of the amount of assets in the Variable Investment Options. Current –0.45%[1] of the amount of assets in the Variable Investment Options.
Net Interest on Loans[5]	Annually	Maximum - 2.00% Current – 1.00%
Additional Insurance Benefits Charges[3]:
Child Term Insurance	Deducted from the annual refund, if any	Maximum -$6.00[6] Minimum - $6.00[6]
Representative current charge - $6.00[7]
1.The daily charge is based on the effective annual rate shown.
2.The Cost of Insurance (“COI”) charge varies based on individual characteristics such as age, gender, and rate class. The amounts shown in the table may not be representative of the charge that a Participant will pay. You may obtain more information about the particular COI charges that apply to you by contacting Aon Securities LLC.
3.The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk. The Child Term Insurance is expressed as a rate per unit. The unit is a $10,000 benefit.
4.The representative guaranteed charge for cost of insurance is a sample rate currently charged for a 55-year old Covered Person, who is a male AICPA member in the preferred rate class.
5.The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.
6.This is the rate currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
7.The representative current charge for additional insurance benefits are sample rates currently charged.
The next item shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own a Certificate. A complete list of Funds available under the Contract, including their annual expenses, can be found in APPENDIX A. More detail concerning each Funds’ fees and expenses is contained in the prospectus for each of the Funds.

Annual Fund Expenses	Minimum	Maximum
Expenses that are deducted from the Funds’ assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.29%	1.65%

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SUMMARY OF PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Certificate Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed. The value of your Certificate Fund will vary with the performance of the investment options you select. There is no guarantee that the Variable Investment Options will meet their investment objectives, so your Death Benefit could go down if the investment options in your Certificate Fund have poor investment performance. Poor investment performance could cause your Certificate to lapse, and you could lose your insurance. If you prefer to reduce the risks that come with investing in the variable options, you can choose to direct some of your premium payments or the amounts in your Certificate Fund to the Fixed Account.

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various financial planning purposes. Purchasing the Certificate for such purposes may involve certain risks. Accessing the values in your Certificate through withdrawals and Certificate loans may significantly affect current and future Certificate values or Death Benefit proceeds and may increase the chance that your Certificate will lapse. If your Certificate lapses and you have an outstanding Certificate loan, there may be tax consequences. See the Taxes section.

Increase in Charges

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. We may in the future increase these current charges up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep your Certificate in force. We will supplement this prospectus to reflect any increase in a current charge, up to the maximum charge, before the change is implemented.

Certificate Lapse

Each month we determine the value of your Certificate Fund. If the Certificate Fund is zero, the Certificate may end (in insurance terms, it will “lapse”). Your Certificate will also end if the Certificate Debt ever grows to be equal to or more than the Certificate Fund less any outstanding charges. Should this happen, Aon Securities LLC will notify you of the payment you need to make to prevent your insurance from terminating. Currently, Aon Securities LLC must receive your payment by the later of 91 days after the Monthly Deduction Date, or 30 days after the date Aon Securities LLC mailed you the notice. If you do not make the payment, your Certificate will end. See LAPSE AND REINSTATEMENT. If you have an outstanding loan when your Certificate lapses, you may have taxable income as a result. See TAXES.

Risks of Using the Certificate as a Short-Term Savings Vehicle

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes. Purchasing the Certificate for such purposes may involve certain risks.

For example, a life insurance contract could play an important role in helping you to meet the future costs of a child’s education. The Certificate’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the Variable Investment Options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Certificate through withdrawals or loans, your Certificate may lapse or you may not accumulate the funds you need.

The Certificate is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Certificate as a short-term investment or savings vehicle. Because of the long-term nature of the Certificate, you should consider whether purchasing the Certificate is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

You may withdraw part of your Certificate’s Cash Surrender Value, so long as the amount withdrawn is at least $200. However, you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges

You may not repay any amount that you withdraw from the Certificate’s Cash Surrender Value, so withdrawals will reduce the amount of your Death Benefit but you generally can make additional premium payments. Accessing your Certificate’s Cash Surrender Value through withdrawals may increase the chance that your certificate will lapse. Withdrawal of the Cash Surrender Value may have tax consequences. See TAXES.

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Risks of Taking a Loan

Taking a loan from your Certificate may increase the risk that your Certificate will lapse, will have a permanent impact on your Certificate Fund, and will reduce the Death Benefit. If your loan plus accrued interest exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month’s charges. If we pay a death claim while a loan is outstanding, we will reduce the Death Benefit by the amount of the loan plus any accrued interest. If you repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund, which may have tax consequences. If you have a loan outstanding when you surrender your Certificate, or when you allow your Certificate to lapse, the amount you borrowed may become taxable. In addition, if your Certificate is classified as a Modified Endowment Contract for tax purposes, taking a loan may be treated as a distribution of income for tax purposes and may have tax consequences. See TAXES.

Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code, as amended ("Internal Revenue Code"). That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment. If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

If you have notified us in the past 13 months that you want us to refund excess premium payments causing Modified Endowment Contract treatment and we receive any excess payment which is less than $100.00, then we may, without additional notification by you, sell the minimum number of units necessary so as not to cause your Certificate to be treated as a Modified Endowment Contract.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund. See TAXES.

Replacing Your Life Insurance

You should know that in most instances, it is not in your best interest to replace one life insurance policy with another one. When you need additional life insurance, it is usually better for you to add coverage, either by asking for a new policy or by buying additional insurance, than it is for you to replace a policy. In that way, you don’t lose benefits under the policy you already have.
If you are thinking about replacing a life insurance policy you already have so that you can obtain Group Variable Universal Life Insurance, you should consider your choices carefully. Compare the costs and benefits of adding coverage to your current policy against the costs and benefits of Group Variable Universal Life Insurance. You should also get advice from a tax adviser.

The Variable Investment Options

You may choose to invest your Certificate’s premiums and its earnings in one or more of the available Variable Investment Options. You may also invest in the Fixed Account option. The Fixed Account is the only investment option that offers a guaranteed rate of return. See The Funds and The Fixed Account.

The Separate Account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940.  Each Variable Investment Option, which invests in a Fund, has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses. The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.

We do not promise that the Funds will meet their investment objectives. Amounts you allocate to the Variable Investment Options may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Variable Investment Options that you choose. You bear the investment risk that the Funds may not meet their investment objectives. You also bear the risk that the Fund’s investment adviser may restrict investment in the fund, and even close the Fund, at their discretion. For a detailed discussion of the investment policies, objectives and strategies, and the investment risks associated with each Fund, please read the Fund’s current prospectus.

Learn More about the Funds

Before allocating amounts to the Variable Investment Options, you should read the Funds’ current prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks.

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GENERAL DESCRIPTIONS OF THE PRUDENTIAL INSURANCE COMPANY, THE REGISTRANT, AND THE FUNDS

The Prudential Insurance Company Of America

The Group Contract and Certificates are issued by The Prudential Insurance Company of America (“Prudential,” “we,” “us,” “our,” or the “Company”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company, and is located at 751 Broad Street, Newark, New Jersey, 07102. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Group Contract and/or Certificate.
Prudential is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential and its affiliates act in a variety of capacities with respect to registered investment companies, including as depositor, adviser, and principal underwriter.
The Prudential Variable Contract Account GI-2

The Prudential Variable Contract Account GI-2 (the “Account”) was established on June 14, 1988, under New Jersey law as a separate investment account. The Account is divided into Subaccounts. Each Variable Investment Option is a Subaccount of the Account. The Fixed Account is not a Subaccount of the Account. The Account meets the definition of a “separate account” under federal securities laws. The assets held in the Account in support of assets invested under the Group Contracts are segregated from all of Prudential’s other assets. The assets of each Subaccount are segregated from the assets of each other Subaccount. Thus, the assets in the Account are not chargeable with liabilities arising out of any other business Prudential conducts. When we refer to “Funds” in this prospectus, we mean all or any of these Subaccounts. We may use “Variable Investment Option,” “Subaccount” or “Fund” interchangeably when referring to a Variable Investment Option.
You may then choose investment options from among the Funds selected by your Group Contract Holder. You may also choose to invest in the Fixed Account. (The Fixed Account may also be referred to as an “investment option.”) You may choose to make additional premium contributions and have those Funds directed to the investment options you select. Once you select the investment options you want, Prudential will direct your additional premium contributions to the Subaccounts associated with those Funds and/or to the Fixed Account. You may change your selection of investment options at any time.
Prudential is the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Account. In addition to these assets, the Account’s assets may include amounts contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time, Prudential will transfer these additional amounts to its general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Account.
Income, gains and losses related to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of other Prudential assets. These assets that are held in support of the client accounts may not be charged with liabilities that arise from any other business Prudential conducts. Prudential is obligated to pay all amounts promised to the Participant under the Group Contract.

The Account is registered with the SEC under federal securities laws as a unit investment trust, which is a type of investment company. Registration does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Prudential. Prudential may take all actions in connection with the operation of the Account that are permitted by applicable law, including those permitted upon regulatory approval.

The Funds

Prudential makes a number of Funds available to insurance programs that are sponsored by groups.  The specific Funds available to you are listed in this Prospectus.  The Group Contract may offer Funds managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Prudential (“Affiliated Funds”), and Funds managed by companies not affiliated with Prudential ("Unaffiliated Funds"). Prudential and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to make available. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds.  As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that provide certain day to day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those

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subadviser financial incentive factors in determining which Funds to make available.  Also, in some cases, we may offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Certificate Fund value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Funds benefit us financially.  Prudential has selected the Funds available for inclusion as investment options under the Group Contract in Prudential's role as issuer of the Group Contract, and Prudential does not provide investment advice or recommend any particular Fund.  See Service Fees Payable to Prudential following the table below for more information about fees and payments we may receive from Funds and/or their affiliates.

There are currently 11 Variable Investment Options offered under Group Variable Universal Life. When you choose a Variable Investment Option, we purchase shares of a separate investment series of a mutual fund that is held as an investment for that option. We hold these shares in the Subaccount. Prudential may add additional Variable Investment Options in the future.

We may terminate the availability of any Variable Investment Option at any time. If we do so, you will no longer be permitted to allocate additional investments to the option, either by premium payment or transfer. If this occurs, Prudential will provide you with prior notice of the change including any options available to you. You will have the opportunity to transfer any amount to the Fixed Account or any other investment option available to you.

Each Fund is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. The Variable Investment Options that you select are your choice. We do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Variable Investment Options will be met. Please refer to the list in Appendix A to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably. Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

PGIM Investments LLC serves as investment manager of the Prudential Series Fund ("PSF") and certain Funds of the Advanced Series Trust ("AST"). PGIM Investments LLC and AST Investment Services, Inc. serve as co-investment managers of the other Funds of AST.

The investment management agreements for The Prudential Series Fund and the Advanced Series Trust provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The investment advisers or subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all AST and PSF Funds benefit us financially because fees are paid to us or our affiliates by the AST and PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same Variable Investment Options. Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage. The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1) changes in state insurance law;
(2) changes in federal income tax law;
(3) changes in the investment management of any Fund; or
(4) differences between voting instructions given by variable life insurance and variable annuity contract owners.

A Fund may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such Fund will resemble that of the publicly available mutual fund.
Service Fees Payable To Prudential

We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us for distribution and administrative services. These fees are paid by the Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as

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“revenue sharing” payments. As of May 1, 2023, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.25% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.
In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
Voting Rights

We are the legal owner of the shares of the Funds associated with the Variable Investment Options. However, we vote the shares according to voting instructions we receive from Participants. We will mail you a proxy, which is a form you need to complete and return to us, to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Fund held within our Separate Account are legally owned by us, we intend to vote all of such shares when that Fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the Fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the Fund that require a vote of shareholders. We may change the way your voting instructions are calculated if it is required by federal or state regulation. We reserve the right to change the voting procedures described above if applicable federal securities laws or SEC rules change in the future.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Certificate Owner voting instructions, we will advise Certificate Owners of our action and the reasons for such action in the next available annual or semi-annual report.
Substitution Of Variable Investment Options

We may substitute the shares of a Fund for another fund or another portfolio or of an entirely different Variable Investment Option. We would not do this without any necessary SEC and/or state approval. We would notify Group Contract Holders and Participants in advance if we were to make such a substitution.
The Fixed Account

You may allocate all or part of your Certificate Fund in the Fixed Account. The amount invested in the Fixed Account becomes part of Prudential's general assets, commonly referred to as the general account. The general account consists of all assets owned by Prudential other than those in the Account and other separate accounts that have been or may be established by Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the general account assets, and Participants do not share in the investment experience of those assets.

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The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. The rate will not be less than an effective annual interest rate of 1%. Prudential may in its sole discretion declare a higher rate, though we are not obligated to do so. At least annually and anytime you ask, we will tell you what interest rate currently applies.
Because of exemptive and exclusionary provisions, interests in the Fixed Account under the Certificate have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the Fixed Account are not subject to the provisions of these Acts, and Prudential has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. Any inaccurate or misleading disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of federal securities laws.
Prudential has the right to delay payment of any Cash Surrender Value attributable to the Fixed Account for up to six months. See When Death Benefit Proceeds Are Paid.

CHARGES AND EXPENSES

This section provides a more detailed description of each charge that is described briefly in the FEE TABLE of this prospectus. There are charges and other expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.

The total amount invested in the Certificate Fund, at any time, consists of the sum of the amount credited to the Variable Investment Options, the amount allocated to the Fixed Account, plus any interest credited on amounts allocated to the Fixed Account, and the principal amount of any Certificate loan plus the amount of interest credited to the Certificate upon that loan. See Loans. Most charges, although not all, are made by reducing the Certificate Fund.

In several instances we use the terms "maximum charge" and "current charge." The "maximum charge", in each instance, is the highest charge that we may make under the Certificate. The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Certificate Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, expenses, taxes and interest, investment experience and/or persistency, which is the length of time Certificates like this one and other certificates stay in effect to see if a change in our assumptions is needed. Changes in charges will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.

The charges under the Group Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Group Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Group Contract. If, as we expect, the charges that we collect from the Group Contract exceed our total costs in connection with the Group Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Group Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.

Charge For Taxes Attributable To Premiums

We may deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive. This charge is currently 0.00%. Currently, the taxes paid by us for this Group Contract are a deduction in computing Premium Refunds. The deduction reflects that, for federal taxes, all of the premium is treated as for an individual life insurance policy which have higher factors. The definition of what premium is treated as for a group life certificate is found in Internal Revenue Code section 848.

We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the Operations of the Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

We may increase this charge at any time.

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Withdrawal Charge

Under the Group Contract, a transaction charge may be imposed for each withdrawal. The current charge is the lesser of $10 and 2% of the amount you withdraw. The maximum charge for withdrawals is $20. We will deduct the transaction charge from Certificate Fund.
Transfer Charge

When you request more that 12 transfers between investment options in a Certificate Year the charge is currently $10 for each transfer after the 12th transfer. Prudential may increase this charge in the future, but it will not exceed $20. Currently, transfers that occur under the DCA feature are not counted when calculating the number of transfers in each Certificate Year.
Quarterly Report Charge

When you request a reprint of a quarterly report that was previously sent to you for a period that ended more than one year ago. The charge is currently $2.50 for each quarterly report. In the future, Prudential may charge for any reprints requested and may increase this charge, but it will not exceed $60 for reports covering each policy year.
Cost Of Insurance

Each month, we will deduct from your Certificate Fund a charge for the cost of your insurance (a “COI” charge). We will take the charge from each investment option you selected in the same proportion that the value of your Certificate Fund is invested. To calculate the cost of insurance charge, we multiply:
- your Certificate's “Net Amount at Risk” by

- the “cost of insurance rate” for the Covered Person.

“Net Amount at Risk” means the amount by which your Certificate's Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund. The Net Amount at Risk generally does not change as the Certificate Fund changes.

The “cost of insurance rate” is based on many factors, including:

•the Covered Person's age;

•the Covered Person's rate class (such as classes for standard, select, and preferred);

•the Covered Person’s gender (except for residents of Montana);

•the life expectancy of the people covered under your Group Contract;

•the additional insurance benefits shown in the ADDITIONAL INSURANCE BENEFITS AVAILABLE UNDER THE CONTRACT section;

•the expected expenses.

The cost of insurance rate will generally increase as the Covered Person ages. We may adjust the actual cost of insurance rates from time to time. The changes in cost of insurance rates for each Group Contract Holder are based on many factors, including:

•The number of Certificates in effect;

•The number of new Certificates issued;

•The number of Certificates surrendered;

•The expected claims (Death Benefits, accelerated benefits and surrenders);

•The expected expenses; and

•The level of administrative services provided to the Group Contract Holder.

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In addition to the list above, the past claims, expenses and the costs of additional insurance benefits, if any, of the group are reviewed, since they are an important factor in calculating the expected claims, expenses and costs. However, we are generally prohibited by state insurance law from recovering past losses.

If we change the cost of insurance rates, we will change them the same way for all persons of the same age, gender, and rate class. We will not change them to be higher than the Table of Maximum Rates. See FEE TABLE section above. The Table of Maximum Rates are set out in the 2017 CSO Table.

Generally, we will deduct the COI charge on the Monthly Deduction Date.

COI Rates: The highest current charge per thousand is $25.72, and applies to male Covered Persons age 99. The lowest current rate per thousand is $0.02, and applies to female Covered Persons under age 30.

The following table provides sample per thousand cost of insurance rates for Covered Persons who are in the standard class:

Covered Person	Males	Females
35	$0.03	$0.03
45	$0.11	$0.09
55	$0.35	$0.27
65	$0.93	$0.73
Charge For Administrative Expenses
Currently, we do not impose a monthly charge for administrative expenses, but we may deduct such a charge in the future. This charge would pay for maintaining records and for communicating with Participants and your Group Contract Holder. If we did deduct such a charge, it would not exceed $4 per month.
Account Charge For Variable Investment Options
Each day, Prudential deducts a charge from the assets of each of the Variable Investment Options in an amount equal to an effective annual rate of up to 0.90%. Currently, we charge 0.45%. This charge is intended to compensate us for assuming mortality and expense risks of the insurance provided under the Group Contract. The “mortality risk” assumed is the risk that Covered Persons may live for shorter periods of time than Prudential estimated when we determined what mortality charge to make. The "expense risk" assumed is the risk that expenses for issuing and administering the insurance will be more than Prudential estimated when we determined the charge for administrative expenses.
We will earn a profit from this risk charge to the extent we do not need it to provide benefits and pay expenses under the Certificate. We do not assess this charge on amounts allocated to the Fixed Account.
Additional Insurance Benefits Charges

You may add one or more additional insurance benefits to your Certificate. See the ADDITIONAL INSURANCE BENEFITS AVAILABLE UNDER THE CONTRACT section. The following benefits are charged separately.

Accelerated Benefit Option: There is no additional charge for this benefit.

Child Term Insurance: The rate for child term insurance is currently $6.00 per year for $10,000 coverage. This charge is deducted from the annual cash refund, if any.

Prudential will take the charges from each investment option you have selected, in the same proportion that the value of your Certificate Fund is invested.

Generally, we will deduct these charges on the Monthly Deduction Date.

Charge For Other Taxes

We reserve the right to deduct a charge to cover federal, state, or local taxes that are imposed on the operations of the Account. These are taxes other than those described under Charge For Taxes Attributable to Premiums section above. Currently, we do not charge for these other taxes.

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Fund Charges

As described in each Fund's prospectus, fees are deducted from and expenses are paid out of the assets in the Fund. Fund prospectuses are available at https://www.prudential.com/employers/group-insurance/gvul-funds/ or by calling 800-562-9874. See KEY INFORMATION.
Commissions Paid To Broker-Dealers

The Group Contracts and Certificates are sold through broker/dealers authorized by PIMS and applicable law to do so. PIMS, an indirect wholly owned subsidiary of Prudential Financial, Inc., acts as the principal underwriter of Group Contracts and Certificates. Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and/or entities that are exempt from such registration (“firms”) according to one or more schedules.

Currently, no compensation is paid for the Group Contract issued to the AICPA Insurance Trust.

The maximum amount Prudential will pay to the broker/dealer for group sponsored programs implemented before February 22, 2010 to cover both the registered representative’s commission and other distribution expenses will not exceed 15% of the premium payments over the term of the premium rate guaranteed period. Commissions to broker/dealers will not exceed 20% of the required premium for each certificate year for group sponsored programs implemented on or after February 22, 2010. In addition, supplemental compensation may be payable to the broker/dealer. Under Prudential's Supplemental Commission Program, the amount payable as supplemental compensation may range from 0% to 7% of premium. While the Group Variable Universal Life required premium is included in the program, investment premium in the Certificate Fund is not.

More information on commissions and other compensation paid for distribution of the Contract is provided under DISTRIBUTION AND COMPENSATION.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Group Contract Holder

The Group Contract Holder is the American Institute of Certified Public Accountants Insurance Trust.
Certificate Holder

The Participant is generally an Eligible Group Member who becomes a Covered Person under a group variable universal life plan. However, if the Certificate is assigned, then the assignee will become the Participant replacing any previous Participant. A Participant has all the rights and obligations under his or her Coverage, such as the right to surrender the Certificate. Subject to the limitations set forth in the Certificate, the Participant may, with respect to their Coverage:

1.designate and change the beneficiary;
2.make premium payments;
3.access certificate values through loans and withdrawals;
4.surrender his or her coverage;
5.allocate amounts in his or her Certificate Fund among the Variable Investment Options and/or the Fixed Account; and
6.decrease Face Amount.

A Participant may assign his or her coverage. Any rights, benefits or privileges that the Participant has may be assigned without restriction. The rights assigned include, but are not limited to, any right to designate a beneficiary or to convert to another contract of insurance.
Applicant Owner

The Group Contract has an “Applicant Owner” provision. An “Applicant Owner” is a person who may apply for coverage on the life of an Eligible Group Member. If an Eligible Group Member agrees to let another person be the Applicant Owner of the Certificate, then that person would have all of the rights to make decisions about the coverage. References to "Participant" and "You" in this prospectus also apply to an Applicant Owner.

When naming an Applicant Owner, the Eligible Group Member must agree to have his or her life covered. Examples of people who may be Applicant Owners are the Eligible Group Member's spouse, child, parent, grandparent, grandchild, sister, brother, or the

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trustee of any trust set up by the Eligible Group Member. A person must have attained the age of majority to be an Applicant Owner. At any one time, only one person may be an “Applicant Owner” under a Certificate.

An “Applicant Owner” must fill out an enrollment form. The Eligible Group Member must sign the enrollment form to show his or her agreement. Prudential may require the Eligible Group Member to answer questions about his or her health, or to have a medical examination. If the Eligible Group Member satisfies all of the requirements to obtain coverage, including satisfactory evidence of insurability, we will approve the Eligible Group member for group variable universal life insurance. If we approve the enrollment form, we will issue the Certificate to the Applicant Owner.

However, states may require that the Certificate be initially issued to the insured Eligible Group Member. In those cases, the three year rule contained in the Internal Revenue Code section 2035 may apply. You should consult your tax adviser if you are considering having the Certificate issued to someone other than the insured Eligible Group Member.
Beneficiary

You have the right to name the beneficiary who will receive the Death Benefit from your Certificate. You must use the form that Prudential requires you to use. You may change the beneficiary at any time. You do not need the consent of the present beneficiary unless there has been an irrevocable beneficiary designation, a court order or other applicable legal requirement. If you have more than one beneficiary at the time the Covered Person dies, we will pay the Death Benefit in equal parts to each beneficiary, unless you have given us other instructions. In the event that you do not have a valid beneficiary on file at your death, the claim will be payable to the first of the following: your (a) surviving spouse; (b) surviving child(ren) in equal shares; (c) surviving parents in equal shares; (d) surviving siblings in equal shares; (e) estate.
OTHER GENERAL CONTRACT PROVISIONS

How Prudential Issues Certificates

To apply for coverage under a Group Variable Universal Life Insurance contract, an Eligible Group Member must fill out an enrollment form. Prudential may ask questions about the health of the person whose life is to be covered, and may ask that person to have a medical exam. If Prudential approves the person for coverage, that person will become a Covered Person under the Group Variable Universal Life Insurance.

Usually, the Eligible Group Member buys coverage on his or her own life from the coverage options available under the Group Contract. However, under your Group Contract, an Eligible Group Member may allow another person the right to make decisions about the coverage. When that happens, Prudential Insurance considers the other person to be a Participant. No matter whose life is covered, the Participant is the person who "owns" the right to make decisions about the coverage (for example, deciding who the beneficiary will be). When we use the term “Participant” or “You,” we mean the person who owns those rights. When we use the term “Covered Person,” we mean the person whose life is covered.

Prudential will issue a Certificate to each Participant. The Certificate tells you about your rights, benefits, coverage, and obligations under the Group Variable Universal Life Insurance. The minimum Face Amount of insurance for a Certificate is $50,000.

Effective Date Of Insurance

When your Group Variable Universal Life Insurance begins depends on what day of the month you have completed all of the following requirements:

•You are eligible for insurance as a Participant; and
•You are in a Covered Class for that insurance; and
•You have met any evidence requirement for the insurance; and
•That Coverage is part of the Group Contract; and
•You have enrolled on a form approved by Prudential.

If you satisfy all of the above requirements prior to the twentieth day of a month, your insurance will begin on the first day of the month which next follows the date on which you meet all of the requirements. If you satisfy all of the above requirements on or after the twentieth day of a month, your Participant Insurance will begin on the first day of the month which follows the next following month on which you met all requirements.

Effective Date Of More Favorable Rate Class

When your more favorable rate class begins depends on what day of the month Prudential approves your completed enrollment form and when you satisfy any evidence requirements. If we approve your completed enrollment form and you have satisfied any

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evidence requirements prior to the twentieth day of a month, your more favorable rate class will begin on the first day of the month after you meet all of the requirements. If we approve your completed enrollment form and you have satisfied any evidence requirements on or after the twentieth day of a month, your more favorable rate class will begin on the first day of the second month after you meet all of the requirements.
Maximum Age

Generally, Prudential will not accept an enrollment form requesting coverage on an Eligible Group Member who is older than age 75. Also, a Participant's Face Amount of insurance will end at the maximum age shown in the Certificate (usually, that is age 100).

When a Participant reaches the maximum age, we make available these two options:

•    You may ask to receive the Cash Surrender Value of the Certificate. Prudential believes that a cash surrender upon termination of coverage will be subject to the same tax treatment as other surrenders. See TAXES.

•    You can remain invested in your investment options. Under this option, we will no longer deduct monthly charges for the cost of insurance. The Death Benefit will change. Specifically, the Death Benefit will be equal to the amount of the Certificate Fund, minus any Certificate Debt and outstanding charges. The Death Benefit will no longer include the Face Amount of insurance. Also, we will no longer allow you to make premium contributions. You can still make loan repayments.
The Face Amount of your life insurance coverage may be reduced when you become 75 years old, and again when you become 80 years old. See Changes In Face Amount Of Insurance. Also, additional insurance coverages, such as Child Term, will end according to separate rules. See the ADDITIONAL INSURANCE BENEFITS AVAILABLE UNDER THE CONTRACT section. You should refer to your Certificate to learn when coverage under your Certificate will end.
Canceling The Certificate (“Free Look”)

Generally, you may return a Certificate for a refund within 30 days after you receive it. This 30-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing or delivering the Certificate to Aon Securities LLC. (You may not ask for a refund if your Certificate is a replacement for one previously issued under the Group Contract.)

If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. We will not add or subtract any gain or loss that would have come from the investment options you chose (unless a state law requires that we take those gains or losses into account when we make a refund). When we make a refund, we will not deduct any charges. The amount refunded will be further reduced by any applicable federal and state income tax withholding. Prudential reserves the right to limit premiums and transactions during the free look period.

During the first 30 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account.

If there is a change in your coverage that results in a new Certificate Date, the free look provision will not apply.

Assignment

You may assign your Certificate, including all rights, benefits and privileges that you have to someone else. If you do, you should consider the references to "you" in this prospectus as applying to the person to whom you validly assigned your Certificate.

Prudential will honor the assignment only if:

•You make the assignment in writing;
•You sign it; and
•Aon Securities LLC receives a copy of the assignment, or Prudential receives a copy of the assignment at the Prudential office shown in your Certificate.

We are not responsible for determining whether the assignment is legal or valid. Certificates that have been assigned are not permitted to use electronic transactions.

If you assign a Certificate that is a Modified Endowment Contract, it might affect the way you are taxed. It might also affect the way the person to whom you assign the Certificate is taxed. See TAXES.
Premium Refunds

The Group Contract is eligible to receive Premium Refunds. We do not guarantee that we will pay Premium Refunds. We decide the amount and manner of calculating any Premium Refunds. This calculation may use factors, charges, expenses or other assumptions

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that differ from those actually charged or described in the Group Contract. If there is a Premium Refund, Prudential will pay it to your Group Contract Holder. The AICPA Insurance Trust will pass it on to the subscribers in the form of an annual cash refund. Ordinarily, any annual cash refund will be reinvested in your insurance – that is, as a premium payment. However, you may choose to receive your refund in cash by notifying Aon Securities LLC in writing.
Suicide Exclusion

Generally, if the Covered Person dies by suicide within two years from the Certificate Date, Prudential will not pay the Death Benefit described in other sections of this prospectus. Instead, we will pay your beneficiary an amount equal to your premium payments minus any Certificate Debt and any withdrawals, since the Certificate Date or reinstatement. This limit will apply whether the suicide occurred while the Covered Person was sane or insane.

If the Covered Person dies by suicide within two years after the effective date of an increase in the Face Amount of your Certificate that required our approval, we will not pay the increased amount of insurance. Instead of the amount of the increase, we will pay your beneficiary the monthly charges that were attributable to the increased amount. Again, this limit will apply whether the suicide occurred while the Covered Person was sane or insane.

Incontestability

After your Certificate has been in force for two years or more during the Covered Person's lifetime, Prudential will not contest liability under the Certificate. We will also not contest liability for any change in your Certificate that required our approval after the change has been in force for two years or more during the Covered Person's lifetime.

Misstatement Of Age And/Or Gender

If the Covered Person's age is stated incorrectly in the Certificate and the error is detected prior to their death, we will adjust the monthly cost of insurance deduction to reflect the proper amount based on the correct age. If an adjustment results in an increased cost of insurance, Aon Securities LLC will bill for the difference. If an adjustment results in a decreased cost of insurance, Aon Securities LLC will refund the difference. If the change in age affects the amount of the person’s insurance, Prudential will change the amount and the cost of insurance accordingly.

If the Covered person’s gender is misstated and updated in our records, the monthly cost of insurance will be revised starting with the next month. Also, we will adjust the first monthly cost of insurance deduction after we update our records. This adjustment will reflect the sum of the differences each month since effective date. Misstatements of age or gender are not restricted to the incontestability provision described above.
Termination Of a Group Contract Holder’s Participation

The Group Contract Holder may decide to terminate the Group Contract with Prudential, by giving Prudential 90 days' written notice.

In addition, Prudential may terminate a Group Contract:

•If the aggregate Face Amount of all Certificates, or the number of Certificates in force, falls below the permitted minimum, by giving the Group Contract Holder 90 days' written notice; or

•If the Group Contract Holder fails to remit premium payments to Prudential in a timely way.

Termination of the Group Contract means that the Group Contract Holder will not remit premiums to Prudential. In that event, no new Certificates will be issued under the Group Contract. How the termination affects you is described in the Options On Termination Of Coverage section below. The options that are available to you from Prudential may depend on what other insurance options are available to you. You should refer to your particular Certificate to find out more about your options at termination of coverage.
Participants Who Are No Longer Eligible Group Members

If you are no longer a member of either the AICPA or any State Society of CPAs, you are no longer eligible for coverage. Your Group Variable Universal Life Insurance will end on the last day of the month in which Aon Securities LLC receives notice that you are no longer eligible for coverage.

If your insurance ends, you have the options of Conversion, Paid-Up Coverage, or payment of Cash Surrender Value, which are described in the Options On Termination Of Coverage section below. If you are a member of both the AICPA and a State Society of CPAs, and you end one of those memberships, your coverage may be reduced. If that happens, you will have a Conversion Privilege to the extent of the reduction.

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Options On Termination Of Coverage

Your insurance coverage under the Group Contract will end when the Group Contract itself ends or when you are no longer an Eligible Group Member. If the Group Contract ends, the effect on Participants depends on whether or not the Group Contract Holder replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

•If the Group Contract Holder does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate. If you had Certificate Debt that is not carried forward as a loan on the new certificate, that amount of your debt will be immediately taxable to the extent of any gain.

•If the Group Contract Holder does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have the options of converting your Certificate, purchasing Paid-Up Coverage, or receiving the Cash Surrender Value. Each option is listed below in more detail.

Conversion

You may elect to convert your Certificate to an individual life insurance policy without giving Prudential evidence that the Covered Person is in good health. To elect this option, you must apply for it and pay the first premium:

•Within 31 days after your Certificate coverage ends or reduces without your request, if you were given notice no more than 15 days after the coverage under the Group Contract ends or is reduced; or

•Within 45 days after you were given notice that your Certificate coverage ends or reduces without your request, if you were given notice more than 15 days, but less than 90 days, after the coverage under the Group Contract ends or is reduced; or

•Within 90 days after your Certificate coverage ends or reduces without your request, if you were not given written notice.

You may select any form of individual life insurance policy issued by The Prudential Insurance Company of America (other than term insurance) that Prudential normally makes available to persons who are the same age as you and who are asking for the same amount of life insurance. Your premiums for the individual life insurance policy will be based on the type and amount of life insurance you select, your age and your risk class.

If your coverage reduces without your request, you may convert the amount of the reduction. If your coverage ends because you are no longer an Eligible Group Member, the amount you are able to convert may not exceed the total amount of life insurance ending for you reduced by:

•The amount of your Certificate Fund needed to cancel any loan due;

•The amount of any paid-up insurance you may have purchased by using your Certificate Fund after the Face Amount of insurance ends; and

•The amount of group life insurance, from any carrier, for which you become eligible within the next 45 days.

If a Covered Person dies within 90 days after the Certificate ends or reduces it without your request and you otherwise had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. The Death Benefit will be equal to the amount of individual insurance you could have had if you had actually made the conversion to the individual policy.

Paid-Up Coverage

You may elect to use your Certificate's Cash Surrender Value for Paid-Up Coverage on the Covered Person. The insurance amount will depend on the Cash Surrender Value and on the Covered Person’s date of birth. The amount of Paid-Up Coverage cannot be more than your Certificate's Death Benefit right before you elect Paid-Up Coverage. Once you elect Paid-Up Coverage, it will be the only coverage provided under your Certificate.

You may elect this option within 61 days of the date your Certificate ended. Prudential will make the Paid-Up Coverage effective as of the end of the Business Day on which Aon Securities LLC receives your request on the form we require you to use for this purpose. If you elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See TAXES.

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Payment of Cash Surrender Value
You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Aon Securities LLC on the form that we require you to use for this purpose. The election of this option may have tax consequences. See TAXES.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.
DEATH BENEFITS
The Death Benefit will generally equal the Face Amount plus the Certificate Fund. Favorable investment performance and additional premium payments will generally increase your Certificate's Death Benefit and Cash Surrender Value. As long as the Certificate is not in default and there is no Certificate Debt, the Death Benefit may not fall below the Face Amount stated in the Certificate. Certificate Owners should note that any withdrawal will generally result in a reduction of the Death Benefit. You may at any time increase your Death Benefit by making additional premium payments, subject to tax limits. See Withdrawals. We may increase the Death Benefit to ensure that the Certificate will satisfy the Internal Revenue Service ("IRS") definition of life insurance. See Cost Of Insurance, PREMIUMS, and Cash Surrender Value.

The way in which the Cash Surrender Value and Death Benefit will change depends significantly upon the investment results that are actually achieved.
When Death Benefit Proceeds Are Paid

Generally, we will pay any Death Benefit to the beneficiary you have named after all the documents required for such a payment are received in Good Order at the office designated to receive that request. The Death Benefit is determined as of the date of death. If we do not receive instructions on where to send the death benefit payment within 5 years (or less where required by state law) of the date of death, the funds will be escheated.
Amount Of The Death Benefit

The Death Benefit is the Face Amount of insurance plus the value of the Certificate Fund as of the date of death minus any Certificate Debt and any past due monthly charges. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any additional insurance benefit, if the Covered Person’s insurance is not in default and there is no Certificate Debt. If the date of death is not a business day, the Subaccount portion of the Certificate Fund will be valued using the next Business Day.

When a Covered Person attains age 100, the person’s Death Benefit will be equal to the Certificate Fund, less any Certificate Debt outstanding and any past due monthly charges. The Face Amount of insurance ends, the monthly Expense Charges for the Cost of Insurance will no longer be required and Prudential will no longer accept premiums.

Adjustment In The Death Benefit

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance using the “Cash Value Accumulation Test.”

If that were the case for your Certificate, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to the Certificate Fund divided by the Net Single Premium per dollar of insurance for the Covered Person’s Attained Age. For this purpose, we base the Net Single Premium on the 2017 CSO Table, and the interest rate required under Section 7702 of the Internal Revenue Code based on the issue date of the Certificate. See FEE TABLE section above.
Death Claim Settlement Options

Prudential may make a range of settlement and payment options available to group life insurance beneficiaries. The standard method of settling group life insurance benefits for the AICPA Insurance Trust is payment via a lump sum check.

The following settlement options are also available (please note availability of options is subject to change). If the beneficiary elects one of these settlement options, the tax treatment of the Death Benefit may be different than it would have been had the option not been elected. Please consult your tax advisor for advice.

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Prudential's Alliance Account®

Another way of settling claims of $5,000 or more in total benefits is via a retained asset account, whereby Prudential establishes an interest bearing Alliance Account® in the beneficiary’s name while the funds are held in Prudential’s general account. The full amount of life insurance proceeds payable to the claimant is settled in a single distribution by the establishment of Prudential’s Alliance Account®. Beneficiaries are notified of claim approval resulting in settlement via Prudential's Alliance Account® and are mailed a welcome kit containing a personalized draft book with drafts that the beneficiary can use as he/she would use bank checks. Prudential's Alliance Account® kits also contain disclosures explaining the operation of the account. The beneficiary can access all funds immediately by writing a draft for the entire amount, may leave funds in the account as long as desired, and preserves the ability to transfer all or some funds to other settlement options as available. Statements are mailed at least quarterly, or as frequently as monthly based on activity in the account. Prudential's Alliance Account® has no monthly charges, per draft charges or draft reorder charges but may incur fees for special services such as stop payment requests, requests for draft copies, or requests for priority delivery of additional drafts; a complete list of applicable fees is available upon request.

Prudential's Alliance Account® begins earning interest immediately and continues earning interest until all funds are withdrawn or the account is closed based on any minimum balance requirement, in which event a close-out check is sent to the beneficiary. Interest is accrued daily, compounded daily, and credited monthly. The interest rate may change at any time, subject to a minimum rate applicable for successive 90 day periods, and is adjusted at Prudential’s discretion based on variable economic factors and may be more or less than the rate Prudential earns on the funds in the account. Changes in the minimum interest rate, if any, are communicated to Prudential's Alliance accountholders in advance via their quarterly statements or by calling customer support. Prudential Alliance Account® includes dedicated customer support and accountholders can obtain information 24-hours a day via an automated system. State law requires that if there is no account activity and we have not had contact with the accountholder after a number of years (which time period varies by state), the account may be considered dormant. If the Prudential Alliance Account® becomes dormant, the accountholder will be mailed a check for the remaining balance plus interest, at their last address shown on our records. If the accountholder does not timely cash that check, their funds will be transferred to the state as unclaimed property. If the funds are transferred to the state, the accountholder may claim those funds from the state but they may be charged a fee by the state. Once the funds are transferred to the state, we no longer have any liability with respect to the accountholder’s Prudential's Alliance Account®.

Prudential's Alliance Account® is backed by the financial strength of The Prudential Insurance Company of America. All funds are held within Prudential’s general account. It is not FDIC insured because it is not a bank product. Funds held in Prudential's Alliance Account are guaranteed by State Guaranty Associations. Please contact the National Organization of Life and Health Insurance Guaranty Associations (www.nolhga.com) to learn more about coverage or limitations. State Guaranty Fund coverages are not determined by Prudential. For further information, the State Department of Insurance may also be contacted. Prudential may contract with third parties to provide check clearing, account servicing and processing support. Prudential's Alliance Account® is not available for payments less than $5,000 in total benefits, payments to individuals residing outside the United States and its territories, nor certain other payments. These payments will be paid by check. Beneficiaries may wish to consult a tax advisor regarding interest earned on the account.

Prudential’s Alliance Account® is a registered trademark of The Prudential Insurance Company of America. Questions about Prudential’s Alliance Account® can be directed to Alliance Customer Service toll free at 877-255-4262 or by writing to Prudential's Alliance Account®, PO BOX 535486, Pittsburgh, PA 15253.

Payments for a Fixed Period
The Death Benefit plus interest may be paid over a fixed number of years (1 to 25) either monthly, quarterly, semi-annually, or annually. The payment amount will be higher or lower depending on the period selected and the interest rate may change. Beneficiaries may withdraw the total present value of payments not yet made at any time.

Payments in Installments for Life

The Death Benefit may provide monthly payments in installments for as long as the beneficiary lives. Beneficiaries may choose a guaranteed minimum payment period (5, 10, or 20 years) or an installment refund, which will guarantee that the sum of the payments equals the amount of the Death Benefit payable under this option. If the beneficiary dies before Prudential has made all guaranteed payments, we will pay the present value of the remaining guaranteed payments to a payee your beneficiary designates. If your beneficiary does not choose a payment period, no Death Benefits will be paid.

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Payment of a Fixed Amount

The beneficiary may choose an income payment of a stated amount either monthly, quarterly, semi-annually, or annually. Prudential will make the payment until the proceeds and interest earned are fully paid. Your beneficiary receives a guaranteed specified sum for a limited number of years. The interest rate can change. Any interest credited will be used to extend the payment period.

Under each of the previously-mentioned alternative options, each payment must generally be at least $20.

Interest Income

All or part of the proceeds may be left with Prudential to earn interest, which can be paid annually, semi-annually, quarterly, or monthly. The minimum deposit is $1,000. This option allows your beneficiary to choose another settlement option at a later time. Withdrawals of $100 or more (including the entire unpaid Death Benefit) can be made at any time.

Lump Sum Check

Your beneficiary may choose to receive the full death benefit in a single lump sum check.
Changes In Face Amount Of Insurance

The Face Amount of insurance may increase or decrease. You may choose to increase or decrease the Face Amount of your insurance at certain times according to the Group Contract and Prudential's rules. The Face Amount may also decrease automatically when you reach age 75 and age 80. Here are some general statements about changes in your Face Amount of insurance. You should read your Certificate to learn how changes work in your case.

When your Face Amount of insurance changes - whether it increases or decreases - the change may cause your insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. When we identify such a situation, we generally will notify you and ask whether you want us to process the Face Amount of insurance change. When you respond to this notification, we will process the change as you have requested in your response as of the date we receive your response. Also, a decrease in coverage may limit the amount of premiums that you may contribute in the future. See TAXES. You should consult your tax adviser before you change the Face Amount of your insurance.

Increases in Face Amount

Whether you are eligible to increase the Face Amount will depend on several factors at the time you request an increase. These factors include:

•your current Face Amount;.

•your age;

•your AICPA membership;

•your State Society of CPA membership; and

•the schedule of coverage available.
When we receive a request to increase the Face Amount of insurance, Prudential may ask questions about the Covered Person's health, or require the Covered Person to have a medical exam, before the increase can become effective. Based on the answers to the questions or on the exam, Prudential may not allow the increase.

An increase in the Face Amount will result in higher insurance charges because our Net Amount at Risk will increase.

Decreases in Face Amount

Whether you are eligible to decrease the Face Amount will depend on several factors at the time you request a decrease. These factors include:

•The reduced Face Amount must be a scheduled amount available to you.

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•A Participant may not decrease the Face Amount to below the minimum amount required to maintain status as life insurance under federal tax laws.

•The Face Amount may decrease automatically when you attain ages 75 and 80.

We will calculate the change in the Face Amount at the end of the first Business Day on or after the receipt of your instructions to decrease the Face Amount or when you attain age 75 or 80. The actual decrease will generally take effect on the first Monthly Deduction Date after that. Sometimes it may take an additional month before the charges change. If that happens, we will adjust the amount we deduct the first month after the decrease takes effect to credit you for any extra monthly charges we deducted the previous month.

How We Calculate the Face Amount of Your Insurance When You Reach Age 75 and Age 80

When you reach age 75, we will reduce the Face Amount to:

1.Five times the value of the Certificate Fund, or

2. 75% of the Face Amount prior to age 75, whichever is greater

When you reach age 80, we will reduce the Face Amount to:

1.Five times the value of the Certificate Fund, or

2. 50% of the Face Amount prior to age 75, whichever is greater

Once the Face Amount is recalculated, it will be rounded to the next highest $1,000 increment subject to a $50,000 minimum. Reductions at ages 75 and above do not affect preferred rate eligibility as long as the reduced Face Amount is at least $188,000. We will determine the amount of any reduction that occurs due to your attainment of an age on the later of (1) the Contract Anniversary coinciding with or next following your attainment of the reduction age and (2) the Contract Anniversary (October 1) on or after the tenth anniversary of the day on which you became insured for GVUL under the Group Contract. If you are age 75 or older when your certificate is effective, then the "How We Calculate the Face Amount of Your Insurance When You Reach Age 75 and Age 80" calculations will use your initial Face Amount.

The value of the Certificate Fund used in determining the reduced Face Amount will be calculated on the last Business Day prior to the effective date of the reduction.

But in no event will your ultimate Face Amount of insurance, as determined above, exceed your amount of insurance on the day prior to your attainment of the reduction age. Nor will your amount of insurance at any time be reduced to an amount below an amount required to keep the coverage within the definition of the life insurance under the Internal Revenue Code, or successor law, without reducing the Certificate Fund.

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ADDITIONAL INSURANCE BENEFITS AVAILABLE UNDER THE CONTRACT

In addition to the standard death benefit(s) associated with your Certificate, other standard and/or optional benefits may also be available to you. The following table summarizes information about those additional insurance benefits. Information about applicable fees associated with each benefit included in this table may be found in the FEE TABLE.

Name Of Benefit	Purpose	Is Benefit Standard Or Optional	Brief Description Of Restrictions/Limitations
Accelerated Benefit Option	Provides for an early lump sum payment of part of the Certificate's Death Benefit when the Covered Person is diagnosed as being terminally ill.	Standard
•Subject to certain eligibility requirements, and approval of the claim.
•We will not pay an accelerated benefit option if you are required to elect it to meet the claims of creditors or to obtain a government benefit.

Child Term Benefit	Provides term life insurance coverage on qualified dependents.	Optional	•Dependent(s) must be unmarried, living at birth, and less than 25 years old. •Will reduce the amount of the annual refund that could otherwise be received from your Group Contract Holder.
The following additional insurance benefits are available to you, either automatically or as options.
Accelerated Benefit Option

You are automatically covered for the Accelerated Benefit Option. Under an accelerated benefit option (referred to in your Certificate as Option to Accelerate Payment of Certain Death Benefits), you can elect to receive an early lump sum payment of part of the Certificate's Death Benefit when the Covered Person is diagnosed as being terminally ill. "Terminally ill" means the Covered Person has a life expectancy of 6 months or less. You must give Prudential satisfactory evidence that the Covered Person is terminally ill.

The amount of the accelerated payment will be equal to a portion of the Covered Person's Net Amount at Risk or Face Amount or Paid-up Coverage, plus a portion of the Covered Person's Certificate Fund. Generally, the minimum election is the lesser of 25% of the Face Amount or Paid-up Coverage and $50,000 and the maximum election is the lesser of 75% of the Face Amount or Net Amount at Risk or Paid-up Coverage and $1,000,000. If you elect to receive payment under the Accelerated Benefit Option, then the total amount otherwise payable on the Covered Person's death will be reduced by the amount of the accelerated payment.

We will not pay an accelerated benefit if coverage was assigned or if you are required to elect it to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of accelerated benefit that is available to you. Unless required by law, you can no longer request an increase in the Face Amount of your Certificate once you have elected to receive an accelerated benefit. The amount of future premium payments you can make may also be limited.

Adding the Accelerated Benefit Option to your Certificate will not affect the way you are taxed. This income tax exclusion may not apply if the benefit is paid to someone other than the Participant. But, if you actually receive proceeds from the Accelerated Benefit Option, it could have tax consequences and may affect your eligibility for certain government benefits or entitlements. In general, the accelerated benefit option is excluded from income if the Covered Person is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before you elect to receive this benefit.

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Example:
Shown below is a hypothetical example of how an accelerated benefit under the terminal illness option (having a life expectancy that is six months or less) will impact the Certificate. The figures used are for illustrative purposes only and are not guaranteed.

In this hypothetical example assume (1) a Death Benefit of $200,000, (2) an insured with an assumed life expectancy of 6 months. Certificate Debt is subtracted from the accelerated benefit.
	Certificate values before acceleration of Death Benefit:	Certificate values after acceleration of Death Benefit:
		75% Accelerated	50% Accelerated
	- - -	25% Death Benefit	50% Death Benefit

Accelerated Benefit:	-	$158,370.00	$105,580.00
Insurance Amount:	$200,000.00	$50,000.00	$100,000.00
Certificate Debt:	$1,040.00	$260.00	$520.00
Insurance Amount Net of Debt:	$198,960.00	$49,740.00	$99,480.00
Certificate Fund:	$12,200.00	$3,050.00	$6,100.00
Surrender Charge:	$0.00	$0.00	$0.00
Death Benefit:	$211,160.00	$52,790.00	$105,580.00

Child Term Benefit

You may choose a child term insurance benefit. This life insurance benefit covers your dependent child or children. The child must be unmarried, living at birth and less than 25 years old. You should refer to your Certificate to learn the details of any benefit that may be available to you.

If you choose this optional benefit, it will reduce the amount of the annual cash refund that you could otherwise receive from your Group Contract Holder.
PREMIUMS

Your Group Variable Universal Life Insurance has flexible premiums.

Routine Premium Payments

You will usually be able to decide how often to make premium payments and how much each premium payment will be. You must make sure that there is enough value in your Certificate Fund - minus Certificate Debt and outstanding charges - to cover each month's charges. If there is not, your insurance will end (in insurance terms, it will "lapse"). If the balance in your Certificate Fund is less than the amount of any month's charges, you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period. If you don't, your insurance coverage will end. See the LAPSE AND REINSTATEMENT section to learn how your insurance will end and what you can do to stop it from ending.

You will also be required to pay a minimum initial premium to become a Participant. The minimum initial premium equals the cost of coverage for the first two months.
Additional Premium Payments

In addition to routine premium payments, you may make additional premium payments at any time. Prudential reserves the right to limit the amount of additional premiums.
How You Will Pay Premiums

Participants will remit payments to the AICPA Insurance Trust which are the Contributions described in your Certificate. The AICPA Insurance Trust will make payments called premiums to Prudential when your Contributions are passed on to us.
Deducting Premiums by Automatic Debit

You may choose to have your premium deducted automatically from your checking or savings account.

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Effect Of Premium Payments On Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment. If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

If you have notified us in the past 13 months that you want us to refund excess premium payments causing Modified Endowment Contract treatment and we receive any excess payment which is less than $100.00, then we may, without additional notification by you, sell the minimum number of shares necessary so as not to cause your Certificate to be treated as a Modified Endowment Contract.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund. See TAXES.
Processing and Valuing Transactions
Prudential is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions received in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions received on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.

We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed. Prudential will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

•trading on the NYSE is restricted;
•an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or
•the SEC, by order, permits the suspension or postponement for the protection of security holders.

In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we may retain any such gain as additional compensation for these correction services.
Allocation Of Premiums

Prudential will allocate premium payments to your Certificate Fund after we deduct any charges that apply. The amount of your premium after we deduct those charges is called the "Net Premium." See CHARGES AND EXPENSES. Your Contract may include Funds that are not currently accepting additional investments. Prudential may determine to stop accepting additional investments in any Variable Investment Option.

Here's how Prudential will credit your Net Premiums: we generally will credit your Net Premium to your investment options at the end of the Business Day on which your payment is received in Good Order. Any premium payments received before the Certificate Date will be deposited as of the Certificate Date.

•BEFORE THE CERTIFICATE DATE. Any premium payment that is received before the Certificate Date and any premium payment that is not in Good Order will be held (on your behalf) in a suspense account and we may earn interest on such amount. You will not be credited interest on those amounts. The monies held in the suspense account may be subject to claims of our general creditors. If we receive a premium payment before we have approved your enrollment under the Group Contract, however, we generally will return the premium payment to you.

•DURING THE FIRST 30 DAYS THAT YOUR CERTIFICATE IS IN EFFECT. We will allocate any Net Premiums that we receive during the first 30 days to the Fixed Account. We will leave the Net Premiums in the Fixed Account for those first 30 days.

•AFTER YOUR CERTIFICATE HAS BEEN IN EFFECT FOR 30 DAYS. After your Certificate has been in effect for 30 days, Prudential will credit any Net Premium~~s~~ to your Certificate Fund and allocate it to the investment options you selected.

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If you have not given us complete instructions on how you want Net Premiums to be invested, we will leave your Net Premiums invested in the Fixed Account until you furnish complete information.

Subsequent premium payments received without the appropriate information will be held in a suspense account. If the appropriate information is received, the money will be applied to the Participant's account.  If the appropriate information is not received, the money will be returned. This applies to funds and information received from the Group Contract Holder where there is not sufficient Participant data necessary to apply the money to a Participant’s account.
Changing The Allocation Of Future Premium Payments

You may ask to change the way your future premium payments will be allocated among the investment options. Aon Securities LLC will give you a form to use for this purpose. The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percentages.

We do not currently charge for changing the allocation of your future premiums. We may charge for changes in the future.
Transfers/Restrictions On Transfers

You may transfer amounts from one investment option to another. You may request a transfer in terms of dollars (such as a transfer of $10,000 from one available option to another) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another). The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.

For the first 20 transfers in a Certificate Year, you may transfer amounts by proper written notice, or electronically. See the Statement of Additional Information for procedure information. After you have submitted 20 transfers in a Certificate Year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a Certificate Year, a subsequent transfer request by fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers among investment options per Certificate Year. We may charge an administrative charge of up to $20 for each transfer exceeding 12 in any Certificate Year.

For purposes of the 20 transfer limit, we currently do not count transfers that involve one of our systematic programs, such as Dollar Cost Averaging. For additional information, please see the Dollar Cost Averaging section below.
The Group Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for Fund advisers/sub-advisers to manage the Variable Investment Options. Large or frequent transfers may cause the Funds to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Participants. If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the share prices of the Variable Investment Options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-adviser) that the purchase or redemption of shares in the Variable Investment Option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on share price of the affected Variable Investment Option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Participant. We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied uniformly to all Participants, and will not be waived. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Participants may be able to effect transactions that could affect Fund performance to the disadvantage of other Participants.

Owners of variable life insurance or variable annuity contracts that do not impose the above-referenced transfer restrictions might make more numerous and frequent transfers than Participants and other contract owners who are subject to such limitations. Contract owners who are not subject to the same transfer restrictions may have the same Variable Investment Options available to them, and unfavorable consequences associated with such frequent trading within the Variable Investment Option (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contracts and Participants.

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The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract owners who violate the excessive trading policies established by the Fund. In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Contract owners and Participants) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

A Fund also may assess a short term trading fee in connection with a transfer out of the Variable Investment Option investing in that Fund that occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us. The fee will be deducted from your Contract Value to the extent allowed by law. At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Transfers will take effect as of the end of the Business Day in which a proper transfer request is received by Aon Securities LLC in Good Order on the form we require you to use for this purpose. Aon Securities LLC will give you a form to request a transfer.
Dollar Cost Averaging

As an administrative practice, we currently offer a feature called Dollar Cost Averaging, or DCA. Once the free look period ends, this feature lets you systematically transfer specified dollar amounts from the Prudential Series Fund Government Money Market Portfolio to the other available Funds at monthly intervals. See the section titled The Prudential Variable Contract Account GI-2. You can request that a designated number of transfers be made under the DCA feature. When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day of the following month.
You may use DCA at any time after your Certificate becomes effective. To start the DCA feature, you have to make a premium payment of at least $1,000 to the Prudential Series Fund Government Money Market Portfolio or have at least $1,000 in the Prudential Series Fund Government Money Market Portfolio.

Aon Securities LLC will give you a form to request DCA. If Aon Securities LLC receives your request form in Good Order by the tenth of the month, we will start DCA processing during the next month. If the request is received after the tenth day of the month, we will start DCA processing during the month after the next month. We will terminate the DCA arrangement when any of the following events occur:

•We have completed the designated number of transfers;

•The amount you have invested in the Prudential Series Fund Government Money Market Portfolio is not enough to complete the next transfer;

•Aon Securities LLC receives your written request to end the DCA arrangement; or

•You no longer have coverage under the Group Variable Universal Life Insurance.
Currently, we do not charge for the DCA arrangement but we may in the future.
The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available investment option with each transfer, you buy more of the Investment Option when its price is low and a lesser interest in the investment option when the price is high. Therefore, you may achieve a lower average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets.

We reserve the right to change this practice, modify the requirements, or discontinue the feature in a non-discriminatory manner. We will notify you prior to changing, modifying, or discontinuing this feature.

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CERTIFICATE VALUES

Surrender Of a Certificate

You may surrender your Certificate for its Cash Surrender Value at any time while the insured is living. If you do, all insurance coverage will end.

We will pay the proceeds as described in the When Proceeds Are Paid section. If you redeem units from your Certificate Fund that you just purchased and paid for by check or ACH (Automatic Clearing House) transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

A surrender may have tax consequences. See TAXES.
Cash Surrender Value

The Cash Surrender Value of your Certificate is equal to your Certificate Fund minus any Certificate Debt and outstanding charges. On any day, your Certificate Fund equals the sum of the amounts in the Funds, the amount invested in the Fixed Account, and the Loan Account. See Loans.

The Cash Surrender Value will change daily to reflect:
•Net Premiums;
•Withdrawals;

•Increases or decreases in the value of the Funds you selected;

•Interest credited on any amounts allocated to the Fixed Account and on the Loan Account;

•Interest accrued on any loan;
•Any associated transaction charges for withdrawals, transfers or quarterly report reprinting;

•The daily asset charge for mortality and expense risks assessed against the Variable Investment Options; and

•Monthly charges that Prudential deducts from your Certificate Fund.

If you ask, Aon Securities LLC will tell you the amount of the Cash Surrender Value of your Certificate. Prudential does not guarantee a minimum Cash Surrender Value. It is possible for the Cash Surrender Value of your Certificate to be zero.
Withdrawals

While your Certificate is in effect, you may withdraw part of your Certificate's Cash Surrender Value (“Withdrawal”). We will take it from each investment option you selected in the same proportions as the value of your Certificate Fund is invested, unless your request tells us to take the withdrawal from only selected investment options.

Withdrawals will be effective as of the end of the Business Day on which we receive your request form in Good Order. We will pay you the amount withdrawn as described in When Proceeds Are Paid. If you redeem units from your Certificate Fund that were recently purchased by check or ACH transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

You must withdraw at least $200 in any withdrawal. You may withdraw any amount that is more than $200, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges.

The charge can be up to the lesser of $20 and 2% of the amount you withdraw. We will deduct the transaction charge from your Certificate Fund. Some Group Contracts may have a limit on the number of withdrawals you can make in a year. A withdrawal will decrease the amount of the Death Benefit.

You may not repay any amount that you withdraw, although you generally may make additional premium payments. Withdrawals may have tax consequences. See TAXES.

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Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Aon Securities LLC on the form that we require you to use for this purpose. The election of this option may have tax consequences. See TAXES.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.
Loans

You may borrow up to the Maximum Loan Value of your Certificate Fund. The Maximum Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.

You cannot take a loan if the Certificate Debt exceeds the Maximum Loan Value. Prudential will pay loan proceeds as described in the When Proceeds Are Paid section.

Interest charged on the loan accrues daily at a rate that Prudential sets each year. Interest payments are due the last business day before the Contract Anniversary. If you do not pay the interest when it is due, we will add it to the principal amount of the loan. When this happens, we will take an amount out of your investment options to make the loan and the Loan Account equal in value.

When you take a loan from your Certificate Fund, here's what happens:

•We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options.

•We will start a Loan Account for you and will credit the Loan Account with an amount equal to the loan.

•We will generally credit interest to the amount in the Loan Account at an effective annual rate that is currently 1% less than the rate Prudential Insurance charges as interest on the loan. The crediting rate will generally be equal to the Fixed Account crediting rate, but will never be less than 1%.

You may repay all or part of a loan at any time. We will apply a loan repayment first against any unpaid loan interest and then to reduce the principal amount of the loan. You may repay a loan either by repayment or by withdrawing amounts from the Certificate Fund. You should send your loan repayments directly to Prudential Insurance. You may request a loan repayment form from Aon Securities LLC.

If you repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund. A withdrawal may have tax consequences. See Withdrawals and TAXES.

A loan will not cause your Certificate to lapse. However, your loan plus accrued interest (together, these are called "Certificate Debt") may not equal or exceed the value of your Certificate Fund. If Certificate Debt exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month's charges and your coverage will end. See LAPSE AND REINSTATEMENT.

If you still have Certificate Debt outstanding when you surrender your Certificate or when you allow your Certificate to lapse, the amount you borrowed may become taxable. Also, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See TAXES.

If we pay the Death Benefit or the Cash Surrender Value while a loan is outstanding, we will reduce the Death Benefit or the Cash Surrender Value by the amount of the loan plus any accrued interest.

A loan will have a permanent effect on your Certificate's Cash Surrender Value. It may also have a permanent effect on the Death Benefit. This happens because the investment results of the investment options you selected will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

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When Proceeds Are Paid

Prudential will generally pay any Death Benefit, Cash Surrender Value, withdrawal or loan proceeds within 7 days after the request for payment is received in Good Order. These proceeds will be paid to the U.S. checking or savings account you indicate on the form. If an invalid account or no account is provided, a check will be mailed to the address on the form. We will determine the amount of the Death Benefit as of the date of the Covered Person's death. For other types of redemptions, we will determine the amount of the proceeds as of the end of the Business Day on which we received the request in Good Order. There are certain circumstances when we may delay payment of proceeds:

•We may delay payment of proceeds that come from the Funds and the variable part of the Death Benefit if any of the following events occurs: the New York Stock Exchange is closed (other than for a regular holiday or a weekend), trading is restricted by the SEC, or the SEC declares that an emergency exists.

•We expect to pay proceeds that come from the Fixed Account or from Paid-Up Coverage promptly upon request, but we do have the right to delay these payments (other than the Death Benefit) for up to six months (or a shorter period, if required by state law). We will pay interest at the current rate for settlement options left with Prudential to accumulate with interest if we delay payment for more than 10 days.
LAPSE AND REINSTATEMENT

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If the Certificate Fund balance is not enough, Aon Securities LLC will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay. We will send the notice to the last known address we have on file for you. This payment must be received by the end of the grace period, or the Certificate will end. The grace period is currently 91 days. However, we guarantee that the grace period will be at least the later of 91 days after the Monthly Deduction Date, or 30 days after the date Aon Securities LLC mailed you the notice. A Certificate that lapses with Certificate Debt may affect the way you are taxed. See TAXES.

If the Covered Person dies during the grace period, we will reduce the Death Benefit by any past due monthly charges and by any Certificate Debt.

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. At the time you request reinstatement, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended or if you are no longer an Eligible Group Member. (If you are an Applicant Owner, we will not reinstate a lapsed Certificate if the Covered Person is no longer eligible for coverage under the Group Contract.)

To reinstate your Certificate, you must send the following items to Aon Securities LLC:

•A written request for reinstatement;

•Evidence of the good health of the Covered Person. The evidence must be satisfactory to Prudential;

•A premium payment that is at least enough, after deduction of any charges that apply, to pay the monthly charges for the grace period and for two more months. See CHARGES AND EXPENSES;

We will make your Certificate effective again on the Monthly Deduction Date that occurs after we approve your request for reinstatement. The terms of your original Certificate will still apply. We will apply a new two-year period of incontestability. See Incontestability.

Currently, we do not charge for a reinstatement, but we reserve the right to charge for reinstatements in the future. Reinstatement of your Certificate does not reverse or eliminate tax reporting related to a lapse with an outstanding loan.

TAXES

This summary provides general information on federal income tax treatment of a Certificate under the Group Contract. It is not a complete statement of what federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

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Treatment As Life Insurance And Investor Control

The Certificate must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of investments. For further information on the diversification requirements, see Dividends, Distributions and Taxes in the applicable Fund prospectuses or Statements of Additional Information.

We believe we have taken adequate steps to insure that the Certificate qualifies as life insurance for tax purposes. Generally speaking, this means that:

•You will not be taxed on the growth of the Funds in the Certificate Fund, unless you receive a distribution from the Certificate Fund, and
•The Certificate's Death Benefit will be income tax free to your beneficiary. However, your Death Benefit may be subject to estate taxes.

Although we believe that the Certificate should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, because of these uncertainties, we reserve the right to make changes--which will be applied uniformly to all Participants after advance written notice--that we deem necessary to ensure that the Certificates under the Group Contract will qualify as life insurance or to comply with applicable federal tax rules.

The tax law limits the amount of control you may have over choosing investments for the Certificate. If this “investor control” rule is violated the Certificate assets will be considered owned directly by you and lose the favorable tax treatment generally afforded life insurance. Treasury regulations issued to date do not provide guidance concerning the extent to which Participants may direct their investments to the particular available Subaccounts of a separate account without causing the Participants, instead of Prudential, to be considered the owners of the underlying assets. The ownership rights under the Certificate are similar to, but different in certain respects from, those addressed by the IRS rulings holding that the insurance company was the owner of the assets. For example, Participants have the choice of more funds and the ability to reallocate amounts among available Subaccounts more frequently than in the rulings. While we believe that Prudential Insurance will be treated as the owner of the separate account assets, it is possible that the Participants may be considered to own the assets. Because of this uncertainty, Prudential reserves the right to make such changes as it deems necessary to assure that the Certificate qualifies as life insurance for tax purposes and that Prudential will be treated as the owner of the underlying assets. Any such changes will apply uniformly to affected Participants and will be made with such notice to affected Participants as is feasible under the circumstances.

In order to meet the definition of life insurance rules for federal income tax purposes, the Certificate must satisfy the Cash Value Accumulation Test under the Internal Revenue Code.

Under the Cash Value Accumulation Test, the Certificate must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Certificate qualifies as life insurance, the Certificate's Death Benefit may increase as the Certificate Fund value increases. The Death Benefit, at all times, must be at least equal to the Certificate Fund multiplied by the applicable Attained Age factor.

Changes in your Certificate may result in your Certificate being considered newly issued and require “re-testing” of a Certificate under the Cash Value Accumulation Test using the mandatory Commissioner Standard Ordinary Mortality (CSO) Table and prescribed interest rates as of that date.

The Certificate may not qualify as life insurance under federal tax law after the Insured has attained age 100 and may be subject to adverse tax consequences. A tax advisor should be consulted before you choose to continue the Certificate after the insured reaches age 100.
Pre-Death Distributions

The tax treatment of any distribution you receive before the Covered Person's death depends on whether your Certificate is classified as a Modified Endowment Contract.

Certificates Not Classified As Modified Endowment Contracts

•If you surrender your Certificate or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Certificate Debt. In other words, you will immediately have taxable income to the extent of gain in the Certificate. Reinstatement of the Certificate after lapse will not eliminate the taxable income which we

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are required to report to the IRS. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Certificate less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Certificate Years, all or a portion of a withdrawal may be taxed if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Certificate for the purposes of determining whether a withdrawal is taxable.

•Loans you take against the Certificate are ordinarily treated as debt and are not considered distributions subject to tax unless the Certificate is surrendered or lapses.

Modified Endowment Contracts

•The rules change if the Certificate is classified as a Modified Endowment Contract. The Certificate could be classified as a Modified Endowment Contract if premiums in excess of certain IRS limits are paid, or a change in the Face Amount of insurance is made (or an additional benefit is added or removed). You should first consult a tax adviser if you are contemplating any of these steps.

•If the Certificate is classified as a Modified Endowment Contract, then lifetime withdrawals, loans, or Premium Refunds (passed on to you) which are not reinvested and that you receive under the Certificate (before the death of the insured) are generally included in income to the extent that the Certificate Fund (before surrender charge) exceeds the premiums paid for the Certificate.  Please note that the premium paid amount is increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received (other than the amount of any loans excludible from income).  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

•These rules also apply to loans, withdrawals, Premium Refunds (passed on to you) which are not reinvested, and full surrenders made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

•Any taxable income on pre-death distributions (including full surrenders) is subject to an additional tax of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.

•All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Certificate for purposes of applying these rules.

•Changes in the Certificate, including changes in death benefits, may require additional testing to determine whether the Certificate should be classified as a Modified Endowment Contract.
Income Tax Withholding

You must affirmatively elect that no income taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to income tax withholding. You are not permitted to elect out of income tax withholding if you do not provide a social security number or other taxpayer identification number or payment is made outside the United States. You may be subject to penalties under the estimated tax payment rules if your income tax withholding and estimated tax payments are insufficient to cover the income tax due.
Other Tax Considerations

If you transfer or assign the Certificate to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Certificate to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may not be permitted under the tax law. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the Covered Person, if different, dies.

If you transfer your Certificate to a foreign person, we may be required to provide an information return regarding the transfer to you and the IRS.

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The earnings of the Account are taxed as part of Prudential's operations. The Account does not intend to qualify as a regulated investment company under the Internal Revenue Code.
Federal Income Tax Status Of Amounts Received Under The Certificate

Variable life insurance contracts receive the same Federal income tax treatment as conventional life insurance contracts (those where the amount of the Death Benefit is fixed instead of variable). Here's what that means:

•First, the Death Benefit is generally not included in the gross income of the beneficiary;

•Second, increases in the value of the Certificate Fund are generally not included in the taxable income of the Participant. This is true whether the increases are from income or capital gains;

•Third, surrenders, Premium Refunds (passed on to you) which are not reinvested, and withdrawals are generally treated first as a return of your investment in the Certificate and then as a distribution of taxable income. The taxable portion of the distribution is taxed as ordinary income. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distributions section above.

•Fourth, loans are not generally treated as distributions. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distributions section above.

You should consult your tax adviser for guidance on your specific situation.
Sales Of Issued Life Insurance Policies To Third Parties

Beginning on January 1, 2019, if you sell your Certificate to a third party with whom the insured does not have a substantial family, financial or business relationship (as defined in the Internal Revenue Code and accompanying Treasury Regulations), then the sale may be considered to be a reportable policy sale.

The purchaser of your Certificate in a reportable policy sale is required to submit a Form 1099-LS to us, the IRS and the seller. Once received, we are required to report your cash surrender value and cost basis information with respect to the Certificate as of the date of the sale to the IRS and the seller. In addition, if a sale is a reportable policy sale, then all or part of the death benefit will be subject to income tax, and then all or part of the death benefit will be subject to income tax and will be reported by us to the reportable death payment recipient and the IRS when paid.
Company Taxes

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.

We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Certificate. We will periodically review the issue of charging for taxes and we may charge for taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Subaccounts, including any tax imposed with respect to the operation of the Separate Account or General Account.

In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the separate account group variable life insurance contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract. We reserve the right to change these tax practices.
DISTRIBUTION AND COMPENSATION
Prudential Investment Management Services LLC (“PIMS”) acts as the principal underwriter of the Group Contracts and Certificates. PIMS is an indirect wholly-owned subsidiary of Prudential Financial.

PIMS, organized in 1996 under Delaware law, is registered as a broker/dealer under federal securities laws. PIMS is also a registered member of the Financial Industry Regulatory Authority, Inc. (FINRA). PIMS’ principal business address 655 Broad Street, Newark, NJ

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07102-4410. PIMS also acts as principal underwriter with respect to the securities of other Prudential Financial investment companies.

The Group Contracts and Certificates are sold through broker/dealers authorized by PIMS and applicable law to do so. These broker/dealers may be affiliated with Prudential and PIMS. The Group Contracts and Certificates are offered on a continuous basis.

Compensation (commissions, overrides and any expense reimbursement allowance) is paid to such broker/dealers according to one or more schedules. The individual registered representatives will receive a portion of the compensation, depending on the practice of the broker/dealer firm. We may also provide compensation for providing ongoing service in relation to the Group Contract. In addition, we or PIMS may enter into compensation arrangements with certain broker/dealer firms or branches of such firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to us or our affiliates. To the extent permitted by applicable rules, laws, and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Group Contract than for selling a different group product that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to the product, any such compensation will be paid by us or PIMS, and will not result in any additional charge to you.

Currently, no compensation is paid for the Group Contract issued to the AIPCA Insurance Trust.

The maximum amount Prudential will pay to the broker/dealer for group sponsored programs implemented before February 22, 2010 to cover both the registered representative’s commission and other distribution expenses will not exceed 15% of the premium payments over the term of the premium rate guaranteed period. Commissions to broker/dealers will not exceed 20% of the required premium for each certificate year for group sponsored programs implemented on or after February 22, 2010. In addition, supplemental compensation may be payable to the broker/dealer. Under Prudential's Supplemental Commission Program, the amount payable as supplemental compensation may range from 0% to 7% of premium. While the Group Variable Universal Life required premium is included in the program, investment premium in the Certificate Fund is not.

Prudential may require the registered representative to return all of the first year commission if the Group Contract is not continued through the first year. The commission and distribution percentages will depend on factors such as the size of the group involved and the amount of sales and administrative effort required in connection with the particular Group Contract. In total, they will not exceed 15% of the premium payments over the term of the premium rate guaranteed period. Additional compensation of up to 1% of Certificate Fund value net of loans, may also be payable each year. We may also compensate other registered representatives of Prudential for referrals and other consultants for services rendered, as allowed by law. The amounts paid to PIMS for its services as principal underwriter for the calendar years ended December 31, 2022, December 31, 2021 and December 31, 2020 were $0, $0, and $0, respectively. Finally, registered representatives who meet certain productivity, profitability and persistency standards with regard to the sale of the Group Contract may be eligible for additional bonus compensation from Prudential.

The distribution agreement between PIMS and Prudential will terminate automatically upon its assignment (as that term is defined in federal securities laws). But, PIMS may transfer the agreement, without the prior written consent of Prudential, under the circumstances set forth in federal securities laws. Either party may terminate the agreement at any time if the party gives 60 days’ written notice to the other party.

Sales expenses in any year are not necessarily equal to the sales charge in that year. Prudential may not recover its total sales expenses for some or all Group Contracts over the periods the Certificates for such Group Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Prudential’s capital, which may include amounts derived from the mortality and expense risk charge and the monthly cost of insurance charge.
In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
LEGAL PROCEEDINGS

The Prudential Insurance Company of America and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be material with respect to the contract owner’s interest in the Separate Account, nor would any of these proceedings be likely to have a material adverse effect on the Separate Account, The Prudential Insurance Company of America's ability to meet our obligations under the Contracts or PIMS' ability to perform its obligations with respect to the distribution of the

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Contracts. For more information, see the financial statements of The Prudential Insurance Company of America in the statement of additional information.
FINANCIAL STATEMENTS

The audited financial statements of the Account should be distinguished from the statutory financial statements of Prudential, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts. The audited financial statements of the Account and the statutory financial statements of Prudential are made available in the Statement of Additional Information to this prospectus.
ADDITIONAL INFORMATION

Prudential has filed a registration statement with the SEC under the Securities Act of 1933 relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-5850, upon payment of a prescribed fee.

You may contact the depositor for further information at the address and telephone number inside the front cover of this prospectus. For service or questions on your Certificate, please contact Aon Securities LLC at the phone number on the back cover.

Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Prudential delivers this prospectus to Participants that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current Participants while outside of the United States.

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DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS

Account - The Account is a variable contract account, also known as a separate account, that is identified as the Prudential Variable Contract Account GI-2. The Account is divided into Subaccounts. Each Variable Investment Option is a Subaccount of the Account. The Account holds assets that are segregated from all of Prudential’s other assets. The assets of each Subaccount are segregated from the assets of each other Subaccount.

Aon Securities LLC – The company which offers and administers the plan.

Applicant Owner – A person other than the Eligible Group Member who obtains new insurance coverage on the life of an Eligible Group Member.

Attained Age - Your age on your last birthday on or prior to October 1 of each year.

Business Day – Generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions.

Cash Surrender Value - The amount you receive upon surrender of the Certificate. The Cash Surrender Value is equal to your Certificate Fund on the date of surrender, less any Certificate Debt and any other outstanding charge.

Certificate - A document issued to you, as a Participant under a Group Contract, setting forth or summarizing your rights and benefits.

Certificate Anniversary - The same date each year as the Certificate Date.

Certificate Date - The effective date of coverage under a Certificate.

Certificate Debt - The principal amount of any outstanding loans you borrowed under your Certificate plus any accrued interest.

Certificate Fund - The total amount credited to you under your Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.

Certificate Year - The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.

Contract Anniversary - October 1 of each year.

Contract Date - The date on which the Group Contract is issued.

Covered Person - The person whose life is insured under the Group Contract. The Covered Person is generally the Participant.

Death Benefit - The amount payable upon the death of the Covered Person (after the deduction of any Certificate Debt or any outstanding charges).

Eligible Group Members - Members of the AICPA and/or a State Society of CPAs who are less than age 76 and not disabled under the terms of the CPA Life Insurance Plan. You may only be covered under either the CPA Life Insurance Plan or the Group Variable Universal Life Insurance, but not both.

Face Amount - The amount of life insurance in your Certificate. The Face Amount, along with your Certificate Fund are each parts of your Death Benefit.

Fixed Account - An investment option under which Prudential guarantees that interest will be added to the amount deposited at a rate we declare periodically.

Funds - Amounts you invest in a Variable Investment Option will be invested in a corresponding Fund of the same name. A Fund may also be called a "Portfolio." The shares of such Fund are purchased only by insurance company separate accounts, such as the Account, and qualified plans, and are not available on a retail basis. Each Variable Investment Option buys shares of one specific Fund.

Good Order – An instruction utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

Group Contract - A Group Variable Universal Life insurance contract that Prudential issues to the American Institute of Certified Public Accountants Insurance Trust.

Group Contract Holder - The American Institute of Certified Public Accountants Insurance Trust.

Internal Revenue Code or Code - The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.

Issue Age - The Covered Person's Attained Age on the date that the insurance on that Covered Person goes into effect as defined by the Group Contract.

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Loan Account - An account within Prudential's general account to which we transfer from the Account and/or the Fixed Account an amount equal to the amount of any loan.

Maximum Loan Value - The amount (before any applicable transaction charge) that you may borrow at any given time under your Certificate. We calculate the Loan Value by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month's charges.

Modified Endowment Contract - A type of life insurance contract or Certificate under the Internal Revenue Code which has been funded in excess of certain IRS limits. Less favorable tax rules, and in some cases an additional tax, apply if you take distributions such as withdrawals, loans, Premium Refunds (passed on to you as refunds) which are not reinvested or assignments from a Modified Endowment Contract. Regardless of classification as a Modified Endowment Contract cash value accrues on a tax deferred basis and the Death Benefit is generally received free of income tax. See the Taxes section for a more complete description of the Modified Endowment Contract rules.

Monthly Deduction Date - The Contract Date and the first day of each succeeding month, except that whenever the Monthly Deduction Date falls on a date other than a Business Day, the Monthly Deduction Date will be the next Business Day.

Net Amount at Risk - The amount by which your Certificate’s Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund. For example, if the Certificate's Death Benefit is $250,000 and the Certificate Fund is $100,000, the Net Amount at Risk is $150,000.

Net Premium - Your premium payment minus any charges for taxes attributable to premiums. Net Premiums are the amounts that we allocate to the Account and/or the Fixed Account.

Paid-Up Coverage - This type of life insurance coverage pays a Death Benefit of a specific amount that does not change. You make one payment from your Certificate Fund to begin the coverage and never make any additional payments.

Participant - An Eligible Group Member or "Applicant Owner" under a Group Contract who obtains insurance under the Group Contract and is eligible to exercise the rights described in the Certificate. The Participant will be the person entitled to exercise all rights under a Certificate, regardless of whether the Covered Person under the Certificate is the Participant or his or her spouse. We refer to Participants as "you" or “Certificate Owner” in this prospectus. If you validly assign your rights as a Participant to someone else, then that person may exercise those rights.

Premium Refund - A refund that Prudential may provide under certain Group Contracts based on favorable experience.

Subaccount - A division of the Account. Each Subaccount invests its assets in the shares of a corresponding Fund.

The Prudential Insurance Company of America - Prudential, us, we, our. The company offering the Contract.

Variable Investment Options - The investment options of the Account. When you choose a Variable Investment Option, we purchase shares of the fund that corresponds to that option. We hold these shares in the Account.

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APPENDIX A: Funds Available Under the Contract
The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://www.prudential.com/employers/group-insurance/gvul-funds. You can also request this information at no cost by calling 800-944-8786. Fund prospectuses and other information are also available from a financial intermediary (such as an insurance sales agent or broker-dealer) through which the Contract may be purchased or sold.

The current expenses and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2022
			1 year	5 year	10 year
Specialty	AST Cohen & Steers Realty Portfolio - PGIM Investments LLC, AST Investment Services, Inc. / Cohen & Steers Capital Management, Inc.	1.08%^	(25.36)%	5.30%	7.39%
Global/International	Templeton Global Bond VIP Fund (Class 2) - Franklin Advisers, Inc.	0.77%^	(4.95)%	(2.32)%	(0.78)%
Small Blend	LVIP JPMorgan Small Cap Core Fund (Standard Class) (includes all assets from JPMorgan Insurance Trust Small Cap Core Portfolio) - Lincoln Financial Investments Corporation / J.P. Morgan Investment Management, Inc.	0.76%	(19.35)%	4.07%	9.59%
Diversified Emerging Mkts	Lazard Retirement Emerging Markets Equity Portfolio (Service) - Lazard Asset Management LLC	1.38%	(15.12)%	(3.19)%	(0.12)%
Global/International	Lazard Retirement International Equity Portfolio (Service) - Lazard Asset Management LLC	1.11%^	(15.01)%	0.28%	3.41%
Small Blend	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio (Service) - Lazard Asset Management LLC	1.15%^	(15.52)%	4.04%	8.94%
Specialty	Neuberger Berman AMT Sustainable Equity Portfolio (Class I) - Neuberger Berman Investment Advisers LLC	0.93%	(18.45)%	7.40%	10.89%
Tactical Allocation	PIMCO All Asset Portfolio (Administrative Class) - Pacific Investment Management Company LLC / Research Affilates, LLC	1.54%^	(11.84)%	3.22%	3.25%
Intermediate Core-Plus Bond	PIMCO Total Return Portfolio (Administrative Class) - Pacific Investment Management Company LLC	0.67%	(14.30)%	(0.18)%	0.92%
Money Market	PSF PGIM Government Money Market Portfolio (Class I) -PGIM Investments LLC / PGIM Fixed Income	0.32%	1.39%	1.03%	0.58%
Large-Cap Blend	PSF Stock Index Portfolio (Class I) - PGIM Investments LLC / PGIM Quantitative Solutions LLC	0.29%	(18.34)%	9.11%	12.25%
^ The Fund’s annual current expense reflects temporary fee reductions

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APPENDIX B: State Availability Or Variations Of Certain Features And Riders

This Group Contract is subject to the provisions of the state in which the Group Contract is issued. There are state-specific requirements that may change the provisions under the coverage(s) described in your Certificate. If you live in a state that has such requirements, those requirements will apply to your coverage(s) and are made a part of your Certificate. Once your Certificate is issued, you will be given access to a Prudential website that describes these state-specific requirements. Prudential does not currently issue certificates under this Group Contract in the states of Alaska, California, Florida, Kentucky, Missouri, Montana, Nebraska, New Mexico, Tennessee, and Virginia.
The following table applies to these states: Arkansas, Arizona, Connecticut, Idaho, Louisiana, Maine, Minnesota, Mississippi, North Carolina, North Dakota, New Hampshire, Oklahoma, Oregon, South Carolina, South Dakota, Texas, Utah, Vermont, Washington, Wisconsin, West Virginia, and Wyoming. Additional variations for individual states are outlined in a separate table below.

Feature or Rider	Availability or Variation
Contributions
The CONTRIBUTIONS section was modified as follows:

You may also make lump sum contributions for the Covered Person at any time. But Prudential reserves the right to not accept a lump sum contribution less than the Minimum Lump Sum Contribution. After the Expense Charges are deducted from each contribution, the balance goes into the Covered Person's Certificate Fund. The balance is the Net Contribution. The Initial Minimum Contribution, Minimum Lump Sum Contribution and the Expense Charges are shown in the Specifications Page.

Default: On the first Business Day of each Contract Month Prudential will determine if a Covered Person's Insurance is in default. To do so, Prudential will determine the value of the Covered Person's Certificate Fund as of that day and deduct from that amount the charges described under the Certificate Fund Section of the Coverage. If the resulting amount, less any Certificate Debt, is less than the amount needed to make the monthly deduction from the Certificate Fund, the Covered Person's Insurance is in default. In that case, Prudential will send you an overdue notice of default, showing the amount of the contribution needed to keep the Covered Person’s Insurance in force and the grace period in which you have to make the payment.

Grace Period: You will be granted a grace period equal to the greater of: (a) 91 days from the date the Insurance goes into default; or (b) 30 days from the date Prudential mails you an overdue notice of default, to make the minimum premium contribution required to keep the Covered Person's Insurance in force. Prudential will continue to accept contributions and make the charges it has set during the grace period. If the Covered Person dies within the grace period, the death benefit payable will be reduced by the amount that would have been required to keep the Covered Person’s Insurance in force to the end of the month in which death occurs. If the minimum contribution is not made by the end of the grace period, the Covered Person's Insurance will end without value.

Reinstatement:
(5) You must pay a contribution at least equal to (a) the deductions from the Certificate Fund during the grace period following the date of default; plus (b) an amount sufficient to make two months’ deductions from the Certificate Fund. From this amount, the Expense Charges shown in the Specifications Page, plus any other charges, will be deducted.

If, at the time of reinstatement, there is Certificate Debt remaining, you must pay the amount needed to eliminate the debt. Loan repayments are not subject to Expense Charges.

The Certificate Fund
The CERTIFICATE FUND section was modified as follows:

Allocations:
14) any transaction charges that may result from a partial withdrawal, additional statement request or transfer.

Prudential may change the charges for: (a) the cost of insurance; (b) mortality and expense risk charges; (c) the Schedule of Charges and Expense; (d) interest rates, and (e) any transaction charges on the first day of any Contract Month and on any date that the extent or nature of the risk under the Group Contract is changed: (i) by amendment; or (ii) by reason of any provision of law or any governmental program or regulation. Any such changes will be made in accordance with procedures and standards on file with the New York State Department of Financial Services and will be based upon changes in future expectations for such elements as investment earnings, mortality, persistency and expenses.

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Excess Interest: Prudential may credit interest in addition to the guaranteed interest on that part of the Certificate Fund that is allocated to the Fixed Account. The rate of any excess interest will be determined from time to time. Prudential may credit a different rate of excess interest to different parts of the Certificate Fund allocated to the Fixed Account.

Partial Withdrawals
The Delayed Withdrawals section was modified as follows:

Delayed Withdrawals: Prudential will usually pay any partial withdrawals within seven days of the date it receives the request. If you make a partial withdrawal from the Covered Person’s Certificate Fund after you make a contribution by check or Automatic Clearing House (ACH) transfer, we will process your partial withdrawal but delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

Loans
The LOANS section was modified as follows:

Maximum Loan Value: The maximum Loan Value (before any applicable charge) is determined by multiplying the Certificate Fund by 90% and subtracting any existing loan with accrued interest, any outstanding charges and the amount needed to make the next monthly deductions from the Certificate Fund.

Delayed Loans: Prudential usually makes a loan within seven days of the date it receives your request. If you pay back all or part of your Certificate Debt by check or Automatic Clearing House (ACH) transfer, we will process your repayment, but the proceeds will not be available for a new loan for up to 10 calendar days to allow the check or ACH transfer to clear.

General Provisions
The GENERAL PROVISIONS section was modified as follows:

Payment of Death Claim: If Prudential pays a death claim in a lump sum, it will usually pay the proceeds within seven days of the date it receives written proof of loss. But Prudential has the right to defer paying any part of the death benefit that is to come from the variable investment options if: (1) the New York Stock Exchange is closed; (2) trading on the New York Stock Exchange is restricted; (3) an emergency, as determined by the SEC, exists making redemption or valuation of securities impractical; or (4) the SEC, by order, permits the suspension or postponement for the protection of security holders. Prudential also has the right to defer paying the portion of the proceeds that is to come from the Fixed Account for up to six months. If Prudential does so for more than 30 days, it will pay interest on that portion at the current Fixed Account rate.

Additional variations for individual states:

State	Feature or Rider	Availability or Variation

LA	Payment of Death Claim
The Payment of Death Claim section of the General Provisions section was modified as follows:

Payment of Death Claim: If Prudential pays a death claim in a lump sum, it will usually pay the proceeds within seven days of the date it receives written proof of loss. But Prudential has the right to defer paying any part of the death benefit that is to come from the variable investment options if: (1) the New York Stock Exchange is closed; (2) trading on the New York Stock Exchange is restricted; (3) an emergency, as determined by the SEC, exists making redemption or valuation of securities impractical; or (4) the SEC, by order, permits the suspension or postponement for the protection of security holders. Prudential also has the right to defer paying the portion of the proceeds that is to come from the Fixed Account for up to six months. If Prudential does so for more than 30 days, it will pay interest on that portion at the current Fixed Account rate. Prudential will pay the death benefit within 60 days after the date Prudential receives written proof of death. These rules apply to that payment.

(1) Prudential will pay interest on the benefit from 20 days after the date Prudential receives written proof of death until the date of payment. The interest rate will be at least equal to the rate Prudential pays for death proceeds left on deposit
(2) If Prudential fails to pay the benefit within 60 days after the date Prudential receives written proof of death without just cause, the interest rate will be 8% per year. That interest rate will apply from the date Prudential receives written proof of death until the date of payment.

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To Learn More About Group Variable Universal Life

The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-265276. The SAI contains additional information about the Prudential Variable Contract Account GI-2. All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090. The SEC also maintains a Web site (http://www.sec.gov) that contains the Prudential Group Variable Universal Life SAI, material incorporated by reference, and other information about the Prudential Insurance Company of America. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-562-9874 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information or other documents.

Group Variable Universal Life Insurance (contract series 89759) is issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102 and is distributed by Prudential Investment Management Services LLC (PIMS), 655 Broad Street, Newark, NJ 07102-4410, each being a Prudential Financial company and each is solely responsible for its financial condition and contractual obligation. Aon Insurance Services is the brand name for the brokerage and program administration operations of Affinity Insurance Services, Inc. (TX 13695) (AR 100106022); in CA & MN, AIS Affinity Insurance Agency, Inc. (CA 0795465); in OK, AIS Affinity Insurance Services Inc.; in CA, Aon Affinity Insurance Services, Inc. (CA 0G94493), Aon Direct Insurance Administrators, and Berkely Insurance Agency; and in NY, AIS Affinity Insurance Agency. Securities offered through Aon Securities LLC, Member FINRA/SIPC, 1100 Virginia Drive, Suite 250, Fort Washington, PA 19034-3278, 1-800-223-7473. The Plan Agent of the AICPA Insurance Trust is Aon Insurance Services. Aon Securities LLC and Aon Insurance Services are not affiliated with either Prudential or PIMS.

EDGAR Class/Contract Identifier: C000237473
Investment Company Act of 1940: Registration No. 811-07545

STATEMENT OF ADDITIONAL INFORMATION
The date of this statement of additional information and of the related prospectus is May 1, 2023.

The Prudential Variable Contract Account GI-2 (the "Account")
The Prudential Insurance Company of America

AICPA 2022 Group Variable Universal Life for Members
A FLEXIBLE PREMIUM GROUP VARIABLE UNIVERSAL LIFE CONTRACT

This Statement of Additional Information (“SAI”) is not a prospectus. Please review the AICPA Group Variable Universal Life for Members prospectus (the "prospectus") which contains information concerning the Group Variable Universal Life Contract offered by The Prudential Insurance Company of America (“Prudential”), for insurance programs that are sponsored by groups. You may obtain a copy of the prospectus without charge by calling us at (800) 562-9874.

This SAI, as amended or supplemented from time to time, sets forth information which may be of interest to investors, but which is not necessarily included in the AICPA Group Variable Universal Life Prospectus dated May 1, 2023, as supplemented from time to time.

The defined terms used in this statement of additional information are as defined in the prospectus.

The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102
Telephone: (800) 562-9874

AICPA 2022 SAI

GENERAL INFORMATION AND HISTORY
Description Of The Prudential Insurance Company of America
The Prudential Insurance Company of America (“Prudential”) is a New Jersey stock life insurance company founded in 1875 under the laws of the State of New Jersey and is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Contracts.
Control Of The Prudential Insurance Company of America
Prudential Insurance Company of America (“Prudential”) is a stock life insurance company founded on October 13, 1875, under the laws of the state of New Jersey. Prudential is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services. The principal executive office of each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.

As Prudential’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, Prudential Financial, nor any other related company, has any legal responsibility to pay amounts that Prudential may owe under the Contract.

The Prudential Variable Contract Account GI-2
The Prudential Variable Contract Account GI-2 (the “Account”) was established on June 14, 1988 under New Jersey law as a separate investment account. The Account meets the definition of a “separate account” under federal securities laws. Each Subaccount within the Account invests in a corresponding Fund from among the variable investment options available under the Group Contracts.

The obligations arising under the Group Contracts and the Certificates are general corporate obligations of Prudential. Prudential is also the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Account. In addition to these assets, the Account’s assets may include funds contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time, these additional assets will be transferred to Prudential’s general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Account. The assets held in the Account in support of client accounts are segregated from all of Prudential’s other assets and may not be charged with liabilities which arise from any other business Prudential conducts.

The Account is registered with the Securities and Exchange Commission (“SEC”) under federal securities laws as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Prudential. Prudential reserves the right to take all actions in connection with the operation of the Account that are permitted by applicable law (including those permitted upon regulatory approval).
State Regulation
Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. We reserve the right to change the Group Contract and Certificate to comply with applicable state insurance laws and interpretations thereof.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, we are required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all our variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.
Ratings and Advertisements

Independent financial rating services, including Moody’s, Standard & Poor’s, Duff & Phelps and A.M. Best Company, rate Prudential. These ratings reflect our financial strength and claims-paying ability. They are not intended to rate the investment experience or financial strength of the Account. We may advertise these ratings from time to time. Furthermore, we may include in
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advertisements comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

PERFORMANCE DATA
Average Annual Total Returns for all active funds under the Group Contracts are computed monthly and distributed quarterly to Group Contract Holders to be made available to Participants. The performance information represents past performance, and is no guarantee of future results. The amounts shown reflect the daily charges for mortality and expense risk. These charges are currently equal to an effective annual charge of 0.45%. The charge is guaranteed to not exceed an effective annual rate of 0.90%. The rates of return reflect the reinvestment of all dividends and capital gains, and the deduction of investment management fees and expenses. The rates of return do not reflect product-related charges or administrative charges, such as charges for tax attributable to premiums or administrative expenses, processing fees, cost of insurance and additional benefits and transaction charges. If such charges were reflected, the performance quoted would be significantly lower. The Returns must be preceded or accompanied by a Group Contract prospectus.

A personalized illustration of Death Benefits and Cash Surrender Values will reflect the Cost of Insurance and other charges not reflected in the quarterly performance returns, and can be obtained by contacting the Prudential Group Variable Universal Life Customer Service Center.
ERISA CONSIDERATIONS
If the Group Contract is treated as or acquired by an “employee benefit plan,” as defined under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), certain legal requirements may apply.

Definition of an Employee Benefit Plan

An “employee benefit plan” includes two broad categories of arrangements that are established by certain entities (employers or unions) to cover employees—“pension” plans or “welfare” plans.

A “pension plan” includes any program that provides retirement income to employees, or results in a deferral of income by employees for periods extending to the termination of covered employment or beyond. For these purposes, the term “pension plan” includes, but is not limited to, retirement plans that meet tax qualification requirements (for example, a “401(k) plan”), as well as other arrangements which, by their operation, are intended to provide retirement income or deferrals beyond termination of employment.

A “welfare plan” includes a program established or maintained for the purposes of providing to employees, among other things, medical, accident, disability, death, vacation, and unemployment benefits.

Group Contracts as Employee Benefit Plans

Regulations issued by the United States Department of Labor (“Labor”) clarify when specific plans, programs or other arrangements will not be either pension or welfare plans (and thus not considered “employee benefit plans” for purposes of ERISA). Among other exceptions, “group” or “group-type insurance programs” offered by an insurer to employees of an employer will not be a “plan” where:

•no contributions are made by the employer for the coverage;

•participation in the program is completely voluntary for employees;

•the sole function of the employer with respect to the program are, without endorsing the arrangement, to permit the insurer to publicize the program, to collect premiums through payroll deductions and to remit them to the insurer; and

•the employer does not receive any consideration in connection with the program, other than reasonable compensation (excluding any profit) for administrative services actually provided in connection with payroll deductions.

Whether or not a particular group insurance arrangement satisfies these conditions is a question of fact depending on the particular circumstances. You should consult counsel and other advisors to determine whether, under the facts of the particular case, a particular Group Contract might be treated as an “employee benefit plan” (either a pension or a welfare plan) subject to the requirements of ERISA.

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Investment of Plan Assets in a Group Contract

The decision to invest employee benefit plan assets in a Group Contract is subject to rules under ERISA and/or the Internal Revenue Code (the "Code"). Any plan fiduciary that proposes to cause a plan to acquire a Group Contract should consult with its counsel with respect to the potential legal consequences of the plan's acquisition and ownership of such Contract.

Fiduciary/Prohibited Transaction Requirements under ERISA

If applicable, ERISA and the Code impose certain restrictions on employee benefit plans and on persons who are (1) “parties in interest” (as defined under ERISA) or “disqualified persons” (as defined under the Code) and (2) “fiduciaries” with respect to such plans. These restrictions may, in particular, prohibit certain transactions in connection with a Group Contract, absent a statutory or administrative exemption. You should consult counsel and other advisors to determine how ERISA applies in these circumstances.

For example, administrative exemptions issued by Labor under ERISA permit transactions (including the sale of insurance contracts like the Group Contract) between insurance agents and employee benefit plans. To be able to rely upon such exemptions, certain information must be disclosed to the plan fiduciary approving such purchase on behalf of the plan. The information that must be disclosed includes, but may not be limited to:

•the relationship between the agent and the insurer; and any limitations that the agent may have in recommending the contracts or products of another company;

•a description of any charges, fees, discounts, penalties or adjustments that may be imposed in connection with the purchase, holding, exchange, termination or sale of the Group Contract; and

•the commissions received by the agent.

Information about any applicable charges, fees, discounts, penalties or adjustments may be found in the Charges and Expenses section of the Group Variable Universal Life Prospectus.

Execution of a Group Contract by a Group Contract Holder and an enrollment form by a Participant will be deemed an acknowledgment of receipt of this information and approval of transactions under the Group Contract.
CYBER SECURITY AND BUSINESS CONTINUITY RISKS
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, we are susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.

Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.

Cyber security failures or breaches that could impact us and our Certificate Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Certificate, but also with entities operating the Certificate’s underlying funds and with third-party service providers to us. Cyber security failures originating with any of the entities involved with the offering and administration of the Certificate may cause significant disruptions in the business operations related to the Certificate. Potential impacts may include, but are not limited to, potential financial losses under the Certificate, your inability to conduct transactions under the Certificate and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Certificate and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.
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In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to us, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by us may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by us in enhancing and upgrading computer systems and systems security following a cyber security failure.

The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although we, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, we cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.
SERVICES AND THIRD PARTY ADMINISTRATION AGREEMENTS
Prudential has the right to ask another party (referred to as a “third party”) to perform or receive transactions in its place. The Group Contract Holder has the same right. That means that, for a particular Group Contract, you may conduct transactions via a third party rather than directly with Prudential or the Group Contract Holder.

In some cases, the third party might be another part of Prudential. (For example, when you make premium payments to Prudential, they could be received by Prudential Mutual Fund Services LLC, an indirect wholly-owned subsidiary of Prudential Financial). In other cases, the third party might be a third party administrator or even the group that sponsors the Group Contract.

Prudential may make payments to third party administrators or groups sponsoring the Group Contracts for their services related to administration and sponsorship of the Group Contracts.

The Prudential Insurance Company of America (“Prudential”) entered into an administrative agreement with Wells Fargo, in which Wells Fargo provides remittance processing expertise and research and development capabilities. Fees for such services vary monthly, depending on the number of remittances and processing methods used for varying types of remittance. Under this agreement, Wells Fargo received from Prudential for remittance processing services rendered approximately $262 thousand in 2022, $293 thousand in 2020, and $355 thousand in 2019 . For all banking operating services provided by Wells Fargo, Prudential has paid approximately $1.8 million in 2022, $1.9 million in 2021 and $1.9 million in 2020. Wells Fargo's principal business address in Pennsylvania is One South Broad Street, Philadelphia, PA 19107.

The Prudential Insurance Company of America (“Prudential”) entered into an investment accounting agreement with State Street Bank and Trust Company (“State Street”), in which State Street performs certain investment accounting and recordkeeping services to calculate the values and unit values of the subaccounts within the Account. Under this agreement, State Street received from Prudential for GVUL for investment accounting and recordkeeping services rendered approximately $132 thousand in 2022, $132 thousand in 2021, and $131 thousand in 2020. State Street’s principal business address in Massachusetts is State Street Financial Center, One Lincoln Street, Boston, MA 02111.

Aon Securities Inc., a New York corporation (“Aon”), through an Administrative Agreement with Prudential provides the following services: (1) distribution (via mail or e-mail) of current prospectus(es), any applicable supplements and statements of additional information to eligible members of the AICPA; and (2) upon approval for coverage by Prudential, distributes a Contract Certificate, which evidences coverage under the Contract, together with a current prospectus, any applicable supplements and statements of additional information, and privacy notice. Aon received $0.00 in 2022, $0.00 in 2021 and $0.00 in 2020 from Prudential Financial and any other related companies for services rendered regarding Group Variable Universal Life. Aon’s principal business address is 1100 Virginia Drive, Suite 250, Fort Washington, PA 19034-3278.
PREMIUMS
Administrative Procedures
Each Group Contract has different procedures for how you will conduct transactions under your Group Variable Universal Life Insurance--for example, how you will submit an enrollment form, make premium payments, request loans and withdrawals, and transfer or reallocate money in your Certificate Fund. Your employer or plan sponsor can tell you what procedures are applicable to you.
You should send payments and transaction requests to the address specified by your Group Contract Holder or as set forth on the applicable premium notice or form. Payments and transaction requests will be picked up at the address to which you are directed to send such items, processed and then transmitted to the Prudential Service Office. Prudential will consider premium payments,
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transaction requests, enrollment forms and other documents to be "received" on the Business Day when those items are received in Good Order at the Prudential Service Office.
Electronic Transactions
Under some Group Contracts, you may be able to perform some transactions electronically. Electronic transactions include: transferring amounts among available investment options, requesting withdrawals, requesting loans, and making payments.
Prudential will not be liable when we follow instructions that we receive electronically, if we reasonably believe the instructions were genuine. We have adopted security procedures that are reasonably designed to verify that such communications are genuine. We cannot guarantee that you will be able to get through to complete a electronic transaction during peak periods, such as periods of drastic economic or market change, or during system failures or power outages.
When Prudential Reconciles Financial Transactions
Transactions received in Good Order by us before 4 p.m. Eastern time on a Business Day are processed on the same day. Transactions received in Good Order after 4 p.m. Eastern time on a Business Day are processed on the next Business Day. Premium payments that are not in Good Order are placed in an account and we may earn interest on such amount. You will not be credited interest on those amounts. The monies held in the account may be subject to claims of our general creditors.
    ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS
Legal Considerations Relating To Sex-Distinct Premiums And Benefits
Premiums and benefits may differ under Certificates issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Certificate should consult their legal advisers to determine whether purchase of a Certificate based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.
Reports To Certificate Owners
Each quarter, we will send you a statement that provides certain information pertinent to your Certificate. This statement will detail values, transactions made, and specific Certificate data that apply only to your particular Certificate.
We also make available annual and semi-annual reports of the Funds showing the financial condition of the Funds and the investments held in each Fund. The most recent annual and semi-annual reports are available at www.prudential.com/employers/group-insurance/gvul-funds/ or by calling 800-562-9874.
PRINCIPAL UNDERWRITER
Prudential Investment Management Services LLC (“PIMS”) acts as the principal underwriter of the Group Contracts and Certificates. PIMS is an indirect wholly-owned subsidiary of Prudential Financial.

PIMS, organized in 1996 under Delaware law, is registered as a broker/dealer under federal securities laws. PIMS is also a registered member of the Financial Industry Regulatory Authority, Inc. (FINRA). PIMS’ principal business address is 655 Broad Street, 19th Floor, Newark, NJ 07102-4410. PIMS also acts as principal underwriter with respect to certain securities of other Prudential Financial investment companies.
ADDITIONAL INFORMATION ABOUT CHARGES
Underwriting Procedures
The mortality basis is set by the actuaries, which will influence the cost of insurance based on the demographics and enrollment of the group, as well as being influenced by the level of credibility assigned to applicable claim experience.

DISTRIBUTION AND COMPENSATION
The Group Contracts and Certificates are sold through broker/dealers authorized by PIMS and applicable law to do so. These broker/dealers may be affiliated with Prudential and PIMS. The Contracts and Certificates are offered on a continuous basis.

When Prudential issues an offer of coverage, Prudential will provide a Disclosure Notice to the Group Contract Holder about compensation that will be payable to applicable broker-dealers. The Group Contract Holder must sign the Disclosure Notice and return it to Prudential before Prudential will pay any commissions. A new disclosure must be signed by the Group Contract Holder with any broker of record change. In addition, Prudential will report annually to the Group Contract Holder, the commissions and fees paid to the applicable broker-dealers.

Compensation (commissions, overrides and any expense reimbursement allowance) is paid to such broker/dealers according to one or more schedules. The individual registered representatives will receive a portion of the compensation, depending on the practice of the broker/dealer firm. We may also provide compensation for providing ongoing service in relation to the Contract. In addition,
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we or PIMS may enter into compensation arrangements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to us or our affiliates. To the extent permitted by applicable rules, laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different group product that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to the product, any such compensation will be paid by us or PIMS, and will not result in any additional charge to you.

Currently, no compensation is paid for the Group Contract issued to the AICPA Insurance Trust.

The maximum amount Prudential will pay to the broker/dealer for group sponsored programs implemented before February 22, 2010 to cover both the individual representative’s commission and other distribution expenses will not exceed 15% of the premium payments over the term of the premium rate guaranteed period. Commissions to broker/dealers will not exceed 20% of the required premium for each certificate year for group sponsored programs implemented on or after February 22, 2010. In addition, supplemental compensation may be payable to the broker/dealer. Under Prudential's Supplemental Commission Program, the amount payable as supplemental compensation may range from 0% to 7% of premium. While the Group Variable Universal Life required premium is included in the program, investment premium in the Certificate Fund is not.

Prudential may require the representative to return all of the first-year commission if the Group Contract is not continued through the first year. The commission and distribution percentages will depend on factors such as the size of the group involved and the amount of sales and administrative effort required in connection with the particular Group Contract. In total, they will not exceed 15% of the premium payments over the term of the premium rate guaranteed period. We may also compensate other representatives of Prudential for referrals and other consultants for services rendered, as allowed by law. The amounts paid to PIMS for its services as principal underwriter for the calendar years ended December 31, 2022, December 31, 2021 and December 31, 2020 were $0.00, $0.00, and $0.00, respectively. Finally, sales representatives who meet certain productivity, profitability and persistency standards with regard to the sale of the Group Contract may be eligible for additional bonus compensation from Prudential.

The distribution agreement between PIMS and Prudential will terminate automatically upon its assignment (as that term is defined in federal securities laws). But, PIMS may transfer the agreement, without the prior written consent of Prudential, under the circumstances set forth in federal securities laws. Either party may terminate the agreement at any time if the party gives 60 days’ written notice to the other party.

Sales expenses in any year are not necessarily equal to the sales charge in that year. Prudential may not recover its total sales expenses for some or all Group Contracts over the periods the Certificates for such Group Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Prudential’s surplus, which may include amounts derived from the mortality and expense risk charge and the monthly cost of insurance charge.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
EXPERTS
The financial statements of The Prudential Insurance Company of America as of December 31, 2022 and 2021 and for each of the three years in the period ended December 31, 2022 and the financial statements of each of the subaccounts of The Prudential Variable Contract Account GI-2 as of the dates presented and for each of the periods indicated therein incorporated in this statement of additional information by reference to the filed Form N-VPFS dated April 13, 2023 have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
FINANCIAL STATEMENTS
The following financial statements describe the financial condition of The Prudential Company of America as well as the Prudential Variable Contract Account GI-2 (the “Account”). The Account includes Subaccounts that support the Group Variable Universal Life insurance contracts. The financial statements of the Account should be distinguished from the financial statements of Prudential, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Group Contracts.

The financial statements of the Account and of The Prudential Insurance Company of America are hereby incorporated by reference to Form N-VPFS dated April 13, 2023.
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